EXHIBIT 10.2

THIS EXHIBIT 10.2 INCLUDES CERTAIN IDENTIFIED INFORMATION THAT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. WHERE INFORMATION HAS BEEN REDACTED, IT HAS BEEN SO INDICATED BY A “[***]”.

____________________________________

SUPPLY CONTRACT

___________________________________________
Between
BERGEN ENGINES AS
(hereinafter called the CONTRACTOR)
and
LIBERTY ADVANCED EQUIPMENT TECHNOLOGIES LLC

(hereinafter called the PURCHASER)

PROJECT NAME: [***]

Contract Reference: [***]
Contractor Reference number: [***]

TABLE OF CONTENTS    PAGE NUMBER

1	DEFINITIONS AND INTERPRETATION	3
2	CONTRACT DOCUMENTS	10
3	SCOPE OF SUPPLY	10
4	DELIVERY OF EQUIPMENT	11
5	OFFICIAL APPROVALS AND PERMITS	12
6	REPRESENTATIVES	13
7	INFORMATION, DRAWINGS AND DATA	13
8	VARIATIONS	15
9	PROJECT TIME SCHEDULE	17
10	INSTALLATION, COMMISSIONING, PERFORMANCE TESTS AND TAKE OVER	17
11	PERFORMANCE GUARANTEE TEST	20
12	TRANSFER OF TITLE AND RISK	21
13	WARRANTY	21
14	CONTRACT PRICE	23
15	TERMS OF PAYMENT AND SECURITIES	23
16	CUSTOMS, IMPORT DUTIES, TAXES AND OTHER CHARGES	25
17	LIQUIDATED DAMAGES LIABILITY	26
18	LIABILITY	27
19	INSURANCE	29
20	SUSPENSION	30
21	TERMINATION OF THE CONTRACT	31
22	FORCE MAJEURE	35
23	ARBITRATION	36
24	CONFIDENTIALITY AND INTELLECTUAL PROPERTY	37
25	ASSIGNMENT, NOVATION AND SUB-CONTRACTING	40
26	ENTIRE AGREEMENT	41
27	HEADINGS	41
28	RELATIONSHIP OF THE PARTIES	41
29	SURVIVAL	41
30	COMPLIANCE WITH LAWS	42
31	SEVERABILITY	43
32	WAIVER AND AMENDMENT	43
33	RIGHTS OF THIRD PARTIES	44
34	NOTICES AND BANK DETAILS	44
35	EFFECTIVE DATE OF CONTRACT	46
36	LAW AND LANGUAGE	47
37	EXPORT CONTROL AND SANCTIONS COMPLIANCE	47
38	PUBLICITY & ANNOUNCEMENTS	49
39	AUTHORISED REPRESENTATIVES	49

Contract Reference: [***]
Contractor Reference number: [***]

1    DEFINITIONS AND INTERPRETATION

The following terms with capital letters will have the meanings defined below unless in any particular instance the CONTRACT expressly indicates otherwise:

1.1    ABC LAWS - Will mean the United States Foreign Corrupt Practices Act 1977(15 U.S.C. Section 78dd-1, et. seq.), as may be amended, and any other mandatory applicable laws relating to anti-bribery and corruption matters applicable to the subject matter of the CONTRACT.

1.2    AFFILIATE - Will mean as to any person, any other person that is in CONTROL of, is CONTROLLED by, or is under common CONTROL with, such person and "AFFILIATED" will be construed accordingly.

1.3    AFFILIATED PERSONS - Will mean for the purposes of Clause 30 the officers, directors, employees, agents, suppliers, and subcontractors of a PARTY, and their officers, directors, employees, agents, suppliers and subcontractors.

1.4    ANNEX and ANNEXES - Will mean an annex, or those annexes, listed in Clause 2, as may be modified from time to time in accordance with the CONTRACT, each of which form an integral part of the CONTRACT.

1.5    AMENDMENT - Will mean a document signed by the PARTIES which introduces modifications to the CONTRACT, the CONTRACT PRICE or any other CONTRACT term in accordance with Clause 8.

1.6    BACKGROUND IP - Will mean such INTELLECTUAL PROPERTY (including without limitation developments, adjustments, modifications, improvements, upgrades or extensions of such INTELLECTUAL PROPERTY) which is (i) developed, conceived, acquired, obtained, owned by or licensed to a PARTY or its AFFILIATES or subcontractors or suppliers before the EFFECTIVE DATE, or (ii) later developed or conceived, or otherwise acquired, licensed or obtained by a PARTY or its AFFILIATES or subcontractors or suppliers (but not including FOREGROUND IP), and (iii) which is disclosed or provided by or on behalf of a PARTY to the other PARTY (or its PERMITTED RECIPIENTS and/or third parties as expressly permitted under the terms of this CONTRACT) in connection with the performance of this CONTRACT.

1.7    BALANCE OF PLANT - Will mean the equipment identified as balance of plant in ANNEX A2 including the SHIELDX MODULES but not including the GENSETS.

1.8    BATCH - Will mean a specified quantity of the GENERATOR SETS and/or SHIELDX MODULES (as applicable) where DELIVERY takes place in PARTIAL SHIPMENTS. A BATCH may itself be delivered in PARTIAL SHIPMENTS.

1.9    BATCHES - Will mean more than one BATCH.

1.10    COMMERCIAL OPERATION - Will mean generation of electricity by the relevant EQUIPMENT for any purpose other than COMMISSIONING or the PERFORMANCE TESTS of the EQUIPMENT. COMMERCIAL OPERATION of any GENERATOR SET will constitute a deemed TAKE OVER of that GENERATOR SET and its associated equipment including without limitation the associated SHIELDX MODULE.

Contract Reference: [***]
Contractor Reference number: [***]

1.11    COMMISSIONING - Will mean the commissioning of the installed EQUIPMENT as more particularly described in ANNEX B2 in readiness for the PERFORMANCE TESTS in ANNEX B3.

1.12    CONFIDENTIAL INFORMATION - Will mean any information, however conveyed or presented, (including, without limitation, in written, oral, visual or electronic form, or on tape or disk), that relates to the business affairs, operations, finance or commerce, suppliers, vendor lists, customers, personal data, processes, budgets, pricing policies, product information, explanations, demonstrations, strategies and/or BACKGROUND IP of the disclosing PARTY, (whether belonging to, or vested in, the disclosing PARTY or its AFFILIATES or any of the disclosing PARTY’S or its AFFILIATES suppliers or subcontractors as the case may be), together with all information derived by the receiving PARTY from any such information and any other information clearly designated by a PARTY as being confidential to it, (whether or not it is marked "confidential"), or which, due to its nature, should reasonably be understood to be confidential, including any copies or reproductions of such information in any form or medium and any part or parts of the same.

1.13    CONTRACT - Will mean this Supply Contract between the PURCHASER and the CONTRACTOR which will be constituted by the terms and provisions appearing in the clauses of this document and the ANNEXES.

1.14    CONTRACT PRICE - Will mean the contract price set forth in Clause 14.2 as may be modified from time to time by AMENDMENTS and/or otherwise as expressly permitted in accordance with the terms of the CONTRACT and which is to be paid by the PURCHASER to the CONTRACTOR under and in accordance with the CONTRACT.

1.15    CONTRACTOR - Will mean Bergen Engines AS, a company duly organized and existing under the Laws of Norway, (enterprise number 997 016 238) whose registered office is at Hordvikneset 125, 5108 Hordvik, Bergen, Norway.

1.16    CONTROL - Will mean the power, directly or indirectly, either to: (i) vote 50% or more of the securities, shares or interests, (as the case may be), having ordinary voting power for the election of directors, (or persons performing similar functions), of such person; or (ii) direct or cause the direction of the management, operation and/or policies of such person, whether by contract or otherwise, and "CONTROL(S)" and "CONTROLLED" will be construed accordingly.

1.17    DELIVERY - Will mean delivery of the EQUIPMENT or a BATCH in accordance with the Incoterms, and other conditions, more particularly described in ANNEX C4 and Clause 4 respectively, on the date(s) or within the period(s), as may be applicable, set forth in the PROJECT TIME SCHEDULE.

1.18    DELIVERY MILESTONE - Will mean a date or period for DELIVERY specified in ANNEX C1 which has been expressly identified in ANNEX C1 as being subject to the application of liquidated damages for delay.

1.19    DISPATCH - Will mean dispatch of EQUIPMENT or a BATCH from the location(s) identified in ANNEX C4 (as may be modified from time to time in accordance with the CONTRACT). The CONTRACTOR will issue a document confirming readiness to DISPATCH the EQUIPMENT or a BATCH, in the form provided in ANNEX A4.

Contract Reference: [***]
Contractor Reference number: [***]

1.20    EFFECTIVE DATE - Will mean the date that this CONTRACT comes into force and effect as more particularly described in Clause 35.1.

1.21    EQUIPMENT - Will mean all, or a part, of the equipment (as the context may require) to be supplied by the CONTRACTOR under this CONTRACT including without limitation the GENSETS and the BALANCE OF PLANT specified in ANNEXES A1 and/or A2 , but will in no case include any parts, components or equipment which are to be supplied by the PURCHASER or third parties on behalf of the PURCHASER, as more particularly set forth in ANNEXES A1 and/or A2.

1.22    EXPORT CONTROLLED ITEMS - Will mean equipment, goods, services, software and/or related technology or technical data in so far as such equipment, goods, services, software and/or related technology or technical data is subject to restrictions and/or conditions under EXPORT CONTROL LAWS.

1.23    EXPORT CONTROL LAWS - Will mean mandatory applicable export control laws including, but not limited to, the United States International Traffic in Arms Regulations (“ITAR”), the Export Administration Regulations (“EAR”), the UK Export Regulations, the EU Dual-Use Regulation No 2021/821, and any other mandatory applicable national export control regulations, as these requirements relate to the EXPORT CONTROLLED ITEMS.

1.24    Reserved.

1.25    FACTORY ACCEPTANCE TEST - Will mean (i) with respect to the GENSETS, testing of the B36:45V20AG engine(s) only, performed at CONTRACTOR’S factory at Hordvikneset, Bergen, Norway, and as set forth in ANNEX A2, and/or (ii) with respect to the BALANCE OF PLANT (where an FAT is specified in ANNEXES A1 or A2 for any component of such equipment), testing at the manufacturers’ premises the location of which will be notified by the CONTRACTOR.

1.26    FORCE MAJEURE - Will mean such events as more particularly described in Clause 22.

1.27    FOREGROUND IP - Will mean any new intellectual property, in no case including any aspect of BACKGROUND IP, that is (i) created after the EFFECTIVE DATE, (ii) specifically developed by a PARTY (or by a subcontractor or supplier on behalf of that PARTY) for the other PARTY under a separate development agreement and (iii) where the research and development, prototyping and testing of such new intellectual property has been specifically commissioned in writing and paid for by the other PARTY under such separate development agreement. For the avoidance of doubt, payment of the CONTRACT PRICE does not constitute payment for any FOREGROUND IP.

1.28    GENERATOR - Will mean a person that generates electricity under license or exemption and/or whose facility is connected to a distribution or transmission network.

1.29    GRID CODE - Will mean the Grid Code Regulations in force in the country or state where the SITE is located.

1.30    GUARANTEE CONDITIONS - Will mean the essential conditions precedent to the achievement of the PERFORMANCE GUARANTEES which are described in ANNEX A3.

Contract Reference: [***]
Contractor Reference number: [***]

1.31    GENERATOR SET or GENSET - Will mean a B36:45V20AG  engine, alternator and Baseframe Foundation for the engine and the alternator combined, as per ANNEX A2, but not including the BALANCE OF PLANT.

1.32    GOVERNMENT OFFICIAL - Will mean any person who would constitute a "foreign official" as defined in the United States Foreign Corrupt Practices Act (15 U.S.C. Section 78dd-1, et. seq.) as amended, and any employee of a company which a government or government body owns or CONTROLS directly or indirectly. This includes (i) any entity owned or CONTROLLED in part by more than one government if their combined ownership or CONTROL is equal to or exceeds fifty percent (50%), and (ii) any officer or employee of, or anyone acting on behalf of, any department, agency or instrument of a government (at any level). For the avoidance of doubt, such person(s) will include, (but are not limited to), (a) employees and members of the military, para-military, security services, police force, customs, border patrol, legislatures and judicial system of any country; (b) elected political representatives, a political party and any officer, employee or other person acting on behalf of that political party, and any candidate for public office; (c) a member of a ruling or royal family; (d) an officer of any body, whether public or private, that has delegated powers to administer public funds; (e) an officer or employee of a public international organization (for example, the United Nations and the World Bank); and (f) a special adviser to governments, or individual GOVERNMENT OFFICIALS, whether paid or unpaid, formal or informal; and an immediate family member of any of the above.

1.33    INAPPROPRIATE INDUCEMENT - Will mean any payment or thing of value or any financial or other advantage to or for the use or benefit of any (a) GOVERNMENT OFFICIALS; or (b) any director, officer, employee, agent or representative of any commercial organization or private individual; or (c) any other person, entity or third-party intermediary, while knowing or having reason to know that all or any portion of such payment, thing of value or advantage would be offered, promised, paid or given to any of the persons described above for the purpose of influencing any act or decision of any such person, including a decision to do or omit to do any act in violation of the duty of such person, in order to obtain or retain business, secure any improper advantage or obtain any license, permit, approval, certificate or clearance.

1.34    INTELLECTUAL PROPERTY- Will mean any and all intellectual property rights of whatsoever nature, whether or not registered or able to be registered, which are now or will in the future be owned by or vested in a PARTY, its AFFILIATES, or the subcontractors or suppliers of such PARTY and/or its AFFILIATES as the case may be, in any and all inventions whether or not patentable, utility models, patents, patent applications, trademarks, trademark applications, copyrights, copyright applications, trade secrets, know-how, explanations, demonstrations, strategies, calculations, formulas, designs, data, developments, modifications, improvements, devices, firmware, software, software updates, hardware, source codes, computer programs, IT systems/network architecture, methods, processes, blueprints, systems, engineering models, mathematical models, manufacturing processes, performance data, specifications, drawings and any other proprietary rights, rights in CONFIDENTIAL INFORMATION, all associated goodwill and all rights of a similar nature to any of the rights in this Clause 1.34 which may subsist anywhere in the world.

1.35    MATERIAL BREACH - Will mean a breach or violation by a PARTY of a material obligation under this CONTRACT which (i) the PARTIES have expressly designated in Clause 21 of this CONTRACT as being a MATERIAL BREACH of CONTRACT and/or (ii) would constitute a material breach of CONTRACT by operation of mandatory applicable law, but will in no case include any breach which is caused by an event of FORCE MAJEURE.

Contract Reference: [***]
Contractor Reference number: [***]

1.36    PARTIAL SHIPMENTS - Will mean DELIVERY of the EQUIPMENT, or a BATCH (as the context may require), in more than one shipment and/or from more than one location as the case may be.

1.37    PARTY - Will mean a party to this CONTRACT, and the term PARTIES will be construed accordingly.

1.38    PERFORMANCE GUARANTEES - Will mean the performance guarantees expressly identified in ANNEX A3 which are (i) the sole guarantees given by the CONTRACTOR to the PURCHASER arising out of or in connection with the performance of the EQUIPMENT, (ii) given by the CONTRACTOR to the PURCHASER subject to the GUARANTEE CONDITIONS, and (iii) proven by the PERFORMANCE TESTS. The PERFORMANCE GUARANTEES will only be valid during the PERFORMANCE TESTS and in no case apply after TAKE OVER of the EQUIPMENT.

1.39    PERFORMANCE TESTS - Will mean the tests of the GENSETS conducted in accordance with, and subject to the conditions contained within, Clause 11 and more particularly ANNEX B3.

1.40    PERMITTED RECIPIENTS - Will mean such persons to whom disclosure of CONFIDENTIAL INFORMATION may be made by the receiving PARTY under Clause 24 without the prior written consent of the disclosing PARTY to permit the receiving PARTY to perform its obligations under the CONTRACT and will include, the directors, officers, employees, contracted consultants, legal or financial advisors of the receiving PARTY, its AFFILIATES, parent entities, suppliers or subcontractors, where (i) such persons have a genuine need to know the CONFIDENTIAL INFORMATION of the disclosing PARTY and where (ii) such persons are themselves subject to confidentiality and nondisclosure obligations at least as stringent as those set forth in Clause 24.

1.41    PROHIBITED INFORMATION - Will mean any information, however received, whether in written, electronic, oral or other form that such PARTY is not authorized to have and/or use in connection with this CONTRACT, including, but not limited to, (i) any information from a competitor’s confidential proposals, bid terms or contract and pricing terms, and (ii) information of the other PARTY or third parties which, due to its nature or content, should reasonably be understood by the recipient to be confidential and/or sent in error, including without limitation any INTELLECTUAL PROPERTY which is not BACKGROUND IP.

1.42    PROJECT TIME SCHEDULE - Will mean the schedule of key milestone dates or periods for performance of the CONTRACT as set out in ANNEX C1 as may be updated, modified and/or substituted by the PARTIES from time to time in accordance with the terms of the CONTRACT. Where relevant the PARTIES may include certain agreed milestone payments and/or interim valuations in ANNEX C1.

1.43    PURCHASER - Will mean Liberty Advanced Equipment Technologies LLC, a company duly organized and existing under the Laws of the State of Texas, whose registered office is situated at 950 17th Street, Suite 2400, Denver, CO 80202.

Contract Reference: [***]
Contractor Reference number: [***]

1.44    SANCTIONS - Will mean mandatory applicable economic sanctions laws, regulations, embargos, trade restrictions and/or orders, including, without limitation, those administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, the European Union, or other sanctions authority of any relevant jurisdiction having jurisdiction over a PARTY, its AFFILIATES, subcontractors or suppliers.

1.45    SERVICES - Will mean the services and any ancillary works to be provided by the CONTRACTOR under the CONTRACT as specified in ANNEX A1 and/or ANNEX A2.

1.46    SHIELDX MODULES – Will mean the power stabilisation equipment comprising low voltage power modules, powerbridge kinetic energy storage devices and MV transformers supplied by the CONTRACTOR as part of the BALANCE OF PLANT, as is more particularly described in ANNEX A2.

1.47    SITE - Will mean the [***] where the EQUIPMENT is to be installed and operated. PURCHASER shall have the right to select an alternate address from the one specified within this Clause 1.47. However, should PURCHASER choose to exercise that right, it is done with the understanding that CONTRACTOR will not be obligated or required to be subject to the PERFORMANCE GUARANTEES or EQUIPMENT SPECIFICATIONS as set out in this CONTRACT and its ANNEXES unless otherwise agreed to by the PARTIES in an AMENDMENT.

1.48    SNAGGING LIST - Will mean a list of minor defects or outstanding obligations which do not affect the safety, security or performance of the EQUIPMENT, and the agreed time periods for the correction thereof. Such list to be agreed between the PARTIES in writing within [***] of the PERFORMANCE TESTS, or COMMERCIAL OPERATION of the EQUIPMENT, or deemed TAKE OVER under Clause 10.21, (as the case may be). The SNAGGING LIST will be attached to the TAKE OVER certificate. In the event that the SNAGGING LIST is not agreed within the required time, it will be deemed to be unnecessary.

1.49    SUBCONTRACTORS - Will mean all persons and companies used by the CONTRACTOR in its performance of the CONTRACT (including without limitation any supplier of goods and/or services to the CONTRACTOR).

1.50    TAKE OVER - Will mean fulfillment of the requirements specified in Clause 10.6 or COMMERCIAL OPERATION as described in Clause 10.9 or deemed take over in accordance with Clause 10.21, as applicable, following which the PURCHASER must without delay complete and sign a TAKE OVER certificate in the format provided in ANNEX B4.

1.51    VARIATION - Will mean and include any change, modification, alteration, addition or deletion with respect to the EQUIPMENT, SERVICES or any contractual obligation, as more particularly described in Clauses 8.1, 8.2, 8.6, 8.9, 8.10, and/or any other change, modification, alteration, addition or deletion which is expressly to be treated as a VARIATION in accordance with the terms of the CONTRACT.

1.52    VARIATION ORDER - Will mean a written instruction from the PURCHASER to the CONTRACTOR to undertake a VARIATION. A VARIATION ORDER will be issued as required by the terms of Clause 8.8.

Contract Reference: [***]
Contractor Reference number: [***]

1.53    VARIATION PROPOSAL - Will mean the CONTRACTOR’S offer to the PURCHASER to perform a VARIATION as instructed in the VARIATION ORDER and will include inter alia the necessary changes, if any, to (i) the EQUIPMENT and/or SERVICES, (ii) the PROJECT TIME SCHEDULE, (iii) any other affected terms of this CONTRACT, (iv) the CONTRACT PRICE and (v) ANNEX C3.

1.54    WARRANTY PERIOD - Will mean the period defined in Clause 13.2.

1.55    ANNEXES to this CONTRACT will form an integral part thereof and will be afforded priority as set forth in Clause 2.

1.56    Unless the context requires otherwise, reference to a person will include a corporation or vice versa, a reference to one gender will include the opposite gender and words in the singular will include the plural and, in the plural, include the singular.

1.57    Unless expressly specified to the contrary, a reference to days will mean business days and will not include public or bank holidays, national days or religious days in the jurisdiction of either PARTY.

1.58    A reference to written or in writing will include electronic mail and/or facsimile provided that it results in a permanent record.

1.59    A reference to a clause, sub-clause, or ANNEX will mean, unless indicated expressly to the contrary, a clause, sub-clause, or ANNEX to this CONTRACT.

1.60    Any terms following the terms including, include, in particular, for example or any similar expression will be construed as illustrative and will in no way limit the sense of the words, description, definition, phrase or terms preceding those terms.

1.61    An obligation on a PARTY not to do something includes an obligation not to permit or suffer that thing to be done.

1.62    A reference to this CONTRACT includes a reference to such document as may be varied or amended (otherwise than in breach of the terms of this CONTRACT) from time to time.

1.63    Unless the context requires otherwise, a reference to a “law” will be interpreted to include a statute, statutory provision, regulation, by-law, or mandatory applicable standard or code applying to that subject matter and will be a reference to such “law” as is in force at the date of signing the CONTRACT.

1.64    This CONTRACT has been reviewed by each PARTY and jointly negotiated by the PARTIES at arm’s length. Accordingly, no provision of this CONTRACT will be construed against the interests of any PARTY on the basis that such PARTY was the drafter.

1.65    Each PARTY acknowledges and agrees that they have had the opportunity to seek independent legal advice from legal advisors of their choice with respect to the provisions of this CONTRACT. Each PARTY further confirms that they understand the provisions herein and are entering into this CONTRACT voluntarily, without coercion or undue influence, and with full awareness of its legal implications.

Contract Reference: [***]
Contractor Reference number: [***]

2    CONTRACT DOCUMENTS

2.1    The CONTRACT consists of this contract document and the ANNEXES listed below:

ANNEX A1        Division of Responsibility Matrix
ANNEX A2        Technical Specification
ANNEX A3    Performance Guarantees and Liquidated Damages for Non-performance of the Equipment
ANNEX A4        Notification of Readiness to Dispatch

ANNEX B1        Pre-Commissioning Completion Form
ANNEX B2        Commissioning Procedure
ANNEX B3        Performance Test Procedure & Protocol
ANNEX B4        Take Over Certificate.

ANNEX C1        Project Time Schedule
ANNEX C2        Document Submittal Schedule
ANNEX C3        Payment Schedule
ANNEX C4        Delivery Terms and Conditions
ANNEX C5        Schedule of Contractor’s Insurance
ANNEX C6        Commissioning Field Service Rates

ANNEX D1        Parent Company Guarantee

In the event of ambiguity, conflict or discrepancies of interpretation between this contract document and any of its ANNEXES, this contract document will prevail. In the event of ambiguity, conflict or discrepancies of interpretation between any of the ANNEXES forming part of the CONTRACT, then the order of priority of such ANNEXES will be as follows: ANNEX A2, ANNEX A1, ANNEX A3, ANNEX C3, ANNEX C1, ANNEX C2, ANNEX C4, ANNEX D1, ANNEX A4, ANNEX B1, ANNEX B2, ANNEX B3, ANNEX B4, ANNEX C5, and ANNEX C6.

The PARTIES acknowledge that certain ANNEXES, (including for example ANNEX C1), cannot be fully completed prior to signing the CONTRACT due to certain essential information being unavailable at this stage. The PARTIES agree that any such ANNEX will be completed by agreement of the PARTIES as soon as possible after the EFFECTIVE DATE and may be substituted by the PARTIES without the need for an AMENDMENT.

3    SCOPE OF SUPPLY

3.1    The CONTRACTOR agrees to deliver the EQUIPMENT and to provide the SERVICES in accordance with, and to the standard required by, the CONTRACT and in particular ANNEX A2. The PARTIES, and each of them, acknowledge that they are responsible for performing their respective scope of supply under the CONTRACT. The respective scope of supply of each PARTY is set forth in ANNEX A1.

3.2    The CONTRACTOR will, in accordance with this CONTRACT, deliver the EQUIPMENT and supply the SERVICES by the dates or within the periods specified in ANNEX C1 and ANNEX C2. The PURCHASER agrees to perform its agreed scope of supply in accordance with the CONTRACT. Unless specified otherwise elsewhere in the CONTRACT the PURCHASER will comply with any dates or periods included in ANNEX C1, ANNEX C2 and ANNEX C3 for the performance of its scope of supply. If no such dates or periods have been included, then the PURCHASER will perform its scope of supply in a timely manner and in all cases so as not to delay or otherwise impede the CONTRACTOR in the performance of its obligations under the CONTRACT.

Contract Reference: [***]
Contractor Reference number: [***]

3.3    Reserved.

4    DELIVERY OF EQUIPMENT

4.1    The CONTRACTOR will deliver the EQUIPMENT or any BATCH, as the case may be, in accordance with the DELIVERY terms and conditions set out in ANNEX C4. Where the CONTRACTOR fails to meet an agreed date or period for DELIVERY set forth in ANNEX C1 then the provisions of Clause 17 will apply.

4.2    Where the PURCHASER requires a change in the DELIVERY terms and/or conditions set forth in ANNEX C4 or the date(s) or period(s) for DELIVERY set forth in ANNEX C1 or the packing specification in ANNEX A2, then the CONTRACTOR will be entitled to any additional costs arising out of or in connection with such change. Any such change will be treated as a VARIATION and the PURCHASER will be obligated to issue a VARIATION ORDER in accordance with Clause 8.6.

4.3    The EQUIPMENT will be packed to CONTRACTOR’S standard packing specification in accordance with ANNEX A2. All wooden packaging will be treated and certified in accordance with International Standards for Phytosanitary Measures No. 15 (ISPM 15).

4.4    The CONTRACTOR will provide, where necessary, packing list, Certificate of Origin, customs invoice(s), and any other document expressly set forth in ANNEX C4, prior to DISPATCH of the EQUIPMENT or any BATCH, as the case may be. Any import taxes, duties, charges and/or tariffs of whatsoever nature payable in connection with the importation of the EQUIPMENT (or any BATCH as the case may be) will be the responsibility of the PURCHASER unless expressly stated to the contrary in ANNEX C4. Bill of Lading to be provided by carrier or freight forwarder in accordance with the DELIVERY terms set forth in ANNEX C4.

4.4.1    Should the PURCHASER wish, at its own cost and expense, to witness a FACTORY ACCEPTANCE TEST on the EQUIPMENT it will notify the CONTRACTOR in writing in a timely manner so as not to delay the CONTRACTOR or its SUBCONTRACTORS, (as the case may be), in the performance of any such FACTORY ACCEPTANCE TEST.

4.4.2    Any such FACTORY ACCEPTANCE TEST will be conducted on the date(s) scheduled by the CONTRACTOR or its SUBCONTRACTOR, (as the case may be). If the PURCHASER wishes to witness a FACTORY ACCEPTANCE TEST on a different date, then the CONTRACTOR will be entitled to all additional costs arising out of or in connection with the FACTORY ACCEPTANCE TEST being conducted on a different date together with a reasonable and appropriate extension of time under Clause 9.2. This will be treated as a VARIATION under Clause 8.6.

4.5    PARTIAL SHIPMENTS under the CONTRACT are permitted.

4.6    The CONTRACTOR will be entitled to store the EQUIPMENT (i) if requested to do so by the PURCHASER, (ii) due to a delay in DISPATCH for which the PURCHASER is responsible, (iii) due to a delay in DISPATCH caused by an event of FORCE MAJEURE, or (iv) in case of suspension under Clause 10.3. In such case all costs of movement of EQUIPMENT to storage and all costs of storage of the EQUIPMENT will be charged by the CONTRACTOR to the PURCHASER at the rate of [***] (or pro-rata part thereof); provided, however, that the PURCHASER shall not incur any charge for the first [***] days of storage. Storage of the EQUIPMENT, whether in whole or in part, for the reasons set forth in this Clause 4.6 will not affect the CONTRACTOR’S right to receive, or the PURCHASER’S

Contract Reference: [***]
Contractor Reference number: [***]

obligation to pay, any milestone payment in ANNEX C3 that would have become due had such storage not been requested or required. The CONTRACTOR will also be entitled to a reasonable and appropriate extension of time under Clause 9.2, and if the storage requirement under (i), (ii) or (iii) above exceeds [***] then the CONTRACTOR will be entitled to suspend its performance of the CONTRACT in accordance with Clause 20.2.

5    OFFICIAL APPROVALS AND PERMITS

5.1    The EQUIPMENT will comply with all relevant ISO standards stipulated in the ANNEXES and valid on the date of signature of the CONTRACT. Should (i) the requirements of any such ISO standards, or any other mandatory applicable law, change after the date of signing the CONTRACT, or (ii) any changes be required by the PURCHASER, and such changes in (i) or (ii) necessitate a modification to the EQUIPMENT, scope of supply or obligations of the CONTRACTOR, then any and all such changes will be treated as a VARIATION under Clauses 8.2 or 8.9 as applicable. The CONTRACTOR will further be entitled to a reasonable and appropriate extension of time under Clause 9.2, taking into account the nature and extent of such change.
5.1.1    The respective responsibilities of a PARTY for compliance of the EQUIPMENT with the prevailing GRID CODE will be as expressly stated in ANNEX A1 and/or ANNEX A2. In the event that any particular responsibility has not been expressly included in ANNEX A1 or ANNEX A2, then it will be construed to be the sole responsibility of the PURCHASER. If, after the signing of the CONTRACT, there are any changes or additions to the GRID CODE that impact the CONTRACTOR’S design and/or supply of EQUIPMENT and/or obligations at SITE, then such changes and/or additions will be treated as a VARIATION under Clause 8.9. The CONTRACTOR will further be entitled to a reasonable and appropriate extension of time under Clause 9.2, taking into account the nature and extent of such change.

5.2    The PURCHASER will be construed to be the GENERATOR with respect to the GRID CODE and will be responsible for all obligations of the GENERATOR thereunder except in so far as the PARTIES have expressly agreed otherwise in ANNEX A1 or ANNEX A2. The PURCHASER is responsible for obtaining, at its own cost, all necessary permits, licenses, approvals, necessary waivers or exemptions, and/or for creating any data model of the full system, which are required or necessary under the GRID CODE. Further, the PURCHASER will be responsible (i) for any necessary liaison or alignment with the authorities operating any grid, and (ii) for providing to the CONTRACTOR, prior to the signing of the CONTRACT, all necessary data, input and information which the CONTRACTOR requires in order to verify that the EQUIPMENT will meet the prevailing and relevant requirements of the GRID CODE. Should the PURCHASER delay or fail to perform any of its obligations under this Clause 5.2 and where such delay or failure gives rise to an obligation on the CONTRACTOR to amend the technical specification of the EQUIPMENT and/or modify the EQUIPMENT, then any such changes and/or modifications will be treated as a VARIATION and the PURCHASER and CONTRACTOR will use good faith efforts to agree upon a VARIATION ORDER in accordance with Clause 8.9. The CONTRACTOR will further be entitled to a reasonable and appropriate extension of time under Clause 9.2, taking into account the nature and extent of such change. In the event that the CONTRACTOR and PURCHASER are unable to reach a mutual agreement on the VARIATON ORDER , then the dispute resolution process in Clause 23 will apply.

5.3    In addition to the PURCHASER’S obligations under Clause 5.2 above, the PURCHASER is responsible, at its own cost, for obtaining all other permits, licenses, permissions, or approvals which are required (i) in connection with the performance of the CONTRACT, and (ii) by the laws of the country or state where the EQUIPMENT is to be delivered, installed, commissioned and put into operation. For the avoidance of doubt, the costs of any visa required by an employee of the CONTRACTOR and/or its AFFILIATES or SUBCONTRACTORS in connection with attendance at the SITE will be borne by the CONTRACTOR.

Contract Reference: [***]
Contractor Reference number: [***]

5.4    The exhaust emissions of the GENERATOR SETS, and each of them, are as specified in ANNEX A3. Any operation of the GENERATOR SETS, or any of them, in a country or state (as may be applicable) where the applicable exhaust emission requirements are different to those specified in ANNEX A3 will be at the PURCHASER’S sole responsibility and risk.

6    REPRESENTATIVES

6.1    For the implementation phase of the project the CONTRACTOR and PURCHASER will each name suitably experienced Project Managers for the project coordination. The respective Project Managers of the PARTIES will be entitled to delegate the performance of any task of such Project Manager to an authorized nominee where such Project Manager, in their discretion, determines that it is beneficial to the performance of the obligations of their respective PARTY to do so. The Project Manager of the PURCHASER will be authorized to bind the PURCHASER by providing any approvals as may be required under the CONTRACT and/or by agreeing and signing, inter alia, VARIATION ORDERS, AMENDMENTS and/or modifications to the PROJECT TIME SCHEDULE.

6.2    The Project Managers of the respective PARTIES will convene a meeting at an agreed location, or over an agreed virtual platform, at an agreed date and time to occur once a month during the implementation phase of the CONTRACT. A record of each meeting will be prepared by the CONTRACTOR and issued to the Project Manager of the PURCHASER. The record of the meeting will be agreed between the PARTIES within seven (7) days of the meeting.

7    INFORMATION, DRAWINGS AND DATA

7.1    The PURCHASER will provide in accordance with ANNEX C2, or otherwise in a timely manner, the information it is required to supply to the CONTRACTOR. Any failure of the PURCHASER to do so will entitle the CONTRACTOR to a reasonable and appropriate extension of time under Clause 9.2. Furthermore, the CONTRACTOR will be entitled to recover from the PURCHASER any reasonable direct costs incurred by the CONTRACTOR arising out of or in connection with the PURCHASER’S failure to comply with this Clause 7.1.

7.1.1    Where the PURCHASER requires the GENERATOR SETS and/or the SHIELDX MODULES to be installed on existing civil foundations, the PURCHASER will be solely responsible to ensure that the existing civil foundations are suitable for the installation of the GENERATOR SETS and/or the SHIELDX MODULES including without limitation suitability to bear the loads imposed by the GENERATOR SETS and/or the SHIELDX MODULES. The PURCHASER will be solely liable for any consequences arising out of or in connection with the unsuitability of such existing civil foundations. The PURCHASER will indemnify the CONTRACTOR from and against any and all liability arising out of or in connection with the unsuitability of the existing civil foundations.

7.2    The CONTRACTOR will provide the applicable documentation related to the EQUIPMENT and SERVICES in accordance with ANNEX C2.

Contract Reference: [***]
Contractor Reference number: [***]

7.3    Where any drawing, document and/or technical specification of the EQUIPMENT to be submitted by the CONTRACTOR to the PURCHASER pursuant to Clause 7.2 is indicated in ANNEX C2 as expressly requiring the approval of the PURCHASER, then the PURCHASER will provide any comments it might have in writing to the CONTRACTOR no later than [***] after receipt. If no comments are received within [***] after receipt, then such drawing, document and/or technical specification will be deemed to be approved by the PURCHASER.

7.4    Subject to the PURCHASER having provided reasonable advance written notice to the CONTRACTOR, the PURCHASER is entitled, at its own expense, to visit the CONTRACTOR’S factory at Hordvikneset, Bergen, Norway to inspect the progress of manufacture. Any such inspection will be conducted during normal business hours at the CONTRACTOR’S factory and will be restricted to physical observation of that part of the EQUIPMENT being manufactured at the CONTRACTOR’S factory at the time of the inspection.

7.5    The CONTRACTOR will notify the PURCHASER in writing at least [***] before (i) each FACTORY ACCEPTANCE TEST referred to in Clause 4.4.1 and 4.4.2 (Notice of FAT) and (ii) each planned DISPATCH date of the EQUIPMENT (Notice of DISPATCH).

7.6    The PURCHASER is responsible for the installation of the EQUIPMENT at SITE. Such installation will be carried out in accordance with the CONTRACTOR’S installation instructions provided in the Installation Manual. Upon completion of the installation of the EQUIPMENT (or part thereof), the PURCHASER will complete and sign the Pre-Commissioning Completion Form for such part in the form attached at ANNEX B1. In a timely manner, but in no case less than [***] before the date set for the commencement of COMMISSIONING of the EQUIPMENT (or relevant part thereof) stated in the PROJECT TIME SCHEDULE, the PURCHASER will send to the CONTRACTOR (i) a signed copy of ANNEX B1, (ii) a current SITE installation status report and/or program, (iii) SITE specific health and safety requirements including confirmation that suitable SITE office accommodation and welfare facilities are provided and will be maintained, and (iv) the layout drawing referred to in Clause 10.1, in order to permit the CONTRACTOR to prepare for attendance at SITE for the COMMISSIONING. In the event that the PURCHASER does not fulfill its obligations as provided for in this Clause 7.6, the CONTRACTOR will be entitled to suspend the performance of its obligations under the CONTRACT in accordance with Clause 20.2.

7.6.1    Where the CONTRACTOR has agreed to inspect the installation jointly with, or separately to, the PURCHASER it does so for the sole purpose of (i) checking, to the extent that it is reasonably possible to do so, that to the best of its commissioning engineer(s) knowledge the installation has been carried out by the PURCHASER in accordance with the CONTRACTOR’S installation instructions provided in the Installation Manual and (ii) enabling the commencement of COMMISSIONING. Inspection by the CONTRACTOR’S commissioning engineer(s) is a condition precedent to the validity of the CONTRACTOR’S warranty under Clause 13. This inspection however does not relieve the PURCHASER from being solely responsible for the quality of the installation and/or defects in the EQUIPMENT caused or contributed to by discrepancies, errors or omissions in the installation of the EQUIPMENT. Any future claim that is caused or contributed to by incorrect installation of the EQUIPMENT will be the responsibility of the PURCHASER (and therefore rejected by the CONTRACTOR) regardless of any inspection having been conducted by the CONTRACTOR and/or regardless of what is represented in ANNEX B1.

7.7    The CONTRACTOR will be responsible for any discrepancies, errors and omissions in its drawings and information, supplied in writing to the PURCHASER, whether or not the PURCHASER has approved them in accordance with Clause 7.3. Subject always to the limitations and exclusions of the CONTRACTOR’S liability in Clause 18, the CONTRACTOR will reimburse any additional and reasonable direct cost incurred by the PURCHASER which is caused directly by the PURCHASER’S reasonable reliance on such

Contract Reference: [***]
Contractor Reference number: [***]

discrepancies, errors and omissions. Provided that, irrespective of the foregoing, where information has been provided by or on behalf of the PURCHASER to the CONTRACTOR, and has been relied upon by the CONTRACTOR, the terms of Clause 7.8 will apply.

7.8    The PURCHASER will be responsible for the drawings and information supplied in writing by or on behalf of the PURCHASER or anyone in the PURCHASER’S service. The PURCHASER will reimburse any additional and reasonable direct cost incurred by the CONTRACTOR which results directly from the CONTRACTOR’S reasonable reliance on any discrepancies, errors and omissions in such drawings and information supplied including without limitation which results in amendments to the EQUIPMENT and/or SERVICES. If the CONTRACTOR is delayed in the performance of its contractual obligations due to any discrepancies, errors and/or omissions in such drawings and information supplied by or on behalf of the PURCHASER then the CONTRACTOR will be entitled to a reasonable and appropriate extension of time and the PROJECT TIME SCHEDULE will be modified accordingly.

7.9    If the PURCHASER delays the CONTRACTOR by failing to provide the required information, documents and/or any necessary approvals required in this Clause 7, then the CONTRACTOR will be entitled to a reasonable and appropriate extension of time under Clause 9.2. Furthermore, the CONTRACTOR will be entitled to recover from the PURCHASER any reasonable direct costs incurred by the CONTRACTOR arising out of or in connection with the PURCHASER’S failure to comply with this Clause 7.

7.10    Where the CONTRACTOR has agreed as part of its scope of supply to provide limited supervisory services to the PURCHASER during the placement of the GENSETS onto the Foundation Plates by the PURCHASER, it will do so in accordance with ANNEX A1. The purpose of the supervisory services undertaken by the CONTRACTOR will be solely to check, to the extent that it is reasonably possible to do so, that the CONTRACTOR’S installation instructions given in the Installation Manual for the placement of GENSETS onto the Foundation Plates are being followed by the PURCHASER. Such supervision by the CONTRACTOR does not relieve the PURCHASER from being solely responsible for the quality of the installation and/or defects in the EQUIPMENT caused or contributed to by discrepancies, errors or omissions in the installation of the EQUIPMENT. Any future claim that is caused or contributed to by incorrect installation of the EQUIPMENT will be the responsibility of the PURCHASER (and therefore rejected by the CONTRACTOR) regardless of any supervisory services having been conducted by the CONTRACTOR.

7.11    The PARTIES to the CONTRACT will use SI-units in all documentation and correspondence.

8    VARIATIONS

8.1    The CONTRACTOR may, without the approval of the PURCHASER or any VARIATION ORDER, implement minor VARIATIONS in the form of a change to the technical specification of the EQUIPMENT and/or technical modifications of the EQUIPMENT, provided that these changes and/or modifications do not result in additional costs to the PURCHASER, or a delay in DELIVERY, or jeopardize safety or layout on SITE or affect the PERFORMANCE GUARANTEES given by the CONTRACTOR. In such case, no AMENDMENT to the CONTRACT is required.

Contract Reference: [***]
Contractor Reference number: [***]

8.2    Should a major VARIATION be required by the CONTRACTOR, then the PURCHASER’S approval will be obtained. The PURCHASER’S approval will not be unreasonably withheld and, if such approval is given, the PURCHASER will without delay issue a VARIATION ORDER. Should a major VARIATION be required by the PURCHASER, then the CONTRACTOR’S approval will be obtained. Subject to Clause 8.7, the CONTRACTOR’S approval will not be unreasonably withheld. If such approval is given by the CONTRACTOR, the PURCHASER will without delay issue a VARIATION ORDER. For the purposes of this Clause 8.2, a major VARIATION is a change to the technical specification of the EQUIPMENT and/or technical modifications of the EQUIPMENT which would result in additional costs to the PURCHASER, or a delay in DELIVERY, or alter layout on SITE or affect the PERFORMANCE GUARANTEES given by the CONTRACTOR.

8.3    Within [***] of receipt of a VARIATION ORDER the CONTRACTOR, or an authorized nominee on behalf of the CONTRACTOR, will submit to the PURCHASER a VARIATION PROPOSAL.

8.4    Within a further [***] of the VARIATION PROPOSAL, the PARTIES will use good faith efforts to agree in writing upon an AMENDMENT incorporating all agreed changes. In the event that the PARTIES fail to reach an agreement on the terms of the AMENDMENT within the time frame set forth in this Clause 8.4, then subject to Clause 8.5 below, the CONTRACTOR will be entitled to (i) review, amend and resubmit its VARIATION PROPOSAL to take account of any changes, including (without limitation) costs, which have occurred as a direct result of the delay, and (ii) an appropriate and reasonable extension of time until an agreement has been reached or the PARTIES (acting reasonably) agree that no VARIATION is required. The PROJECT TIME SCHEDULE will be modified accordingly.

8.5    Until an AMENDMENT is agreed pursuant to Clause 8.4 and is legally effective, the CONTRACTOR will not be obligated to implement the VARIATION and may, at its sole discretion, proceed with its contractual obligations as if no request for VARIATION has been made. The existence of a VARIATION ORDER will not imply any changes to the contractual obligations of the CONTRACTOR until such time as an AMENDMENT is legally effective. Provided that where (i) the VARIATION PROPOSAL necessitates a major change in the manufacturing process and/or design of the EQUIPMENT and (ii) the PARTIES have not agreed an AMENDMENT in accordance with Clause 8.4 within [***] of receipt of the VARIATION PROPOSAL, the CONTRACTOR will be entitled to suspend performance of its obligations in accordance with Clause 20.2 until an agreement has been reached or the PARTIES (acting reasonably) agree that no VARIATION is required.

8.6    Should either PARTY require a VARIATION, other than as set forth in Clauses 8.1 and 8.2, which may affect the CONTRACT PRICE, the PROJECT TIME SCHEDULE, any of the PERFORMANCE GUARANTEES, layout on SITE, or any material right or obligation of either PARTY, then the approval of the other PARTY will be obtained. Subject to Clause 8.7, the other PARTY’S approval will not be unreasonably withheld. If such approval is obtained, the PURCHASER will without delay issue a VARIATION ORDER and the procedure in Clauses 8.3 to 8.5 inclusive will apply.

8.7    The CONTRACTOR will be entitled to withhold its approval for a VARIATION requested by the PURCHASER where the proposed changes (i) are not technically and/or practically feasible, or (ii) are not acceptable to the CONTRACTOR because the proposed changes have a disproportionate impact on the scope of the CONTRACTOR’S obligations, the PROJECT TIME SCHEDULE and/or the CONTRACTOR’S resources.

Contract Reference: [***]
Contractor Reference number: [***]

8.8    A VARIATION ORDER will set out in writing the explicit changes instructed by the PURCHASER in sufficient detail to permit the CONTRACTOR to prepare its VARIATION PROPOSAL.

8.9    When it is necessary to make changes to the EQUIPMENT in accordance with Clause 5.1, Clause 5.1.1 and/or Clause 5.2, the PURCHASER is obligated to raise, without undue delay, a VARIATION ORDER and the procedure in Clauses 8.3 to 8.5 inclusive will apply.

8.10    Should there be a change in the scope of work of the CONTRACTOR or any obligations of the CONTRACTOR or a SUBCONTRACTOR after the date of signing of the CONTRACT necessitated by (i) a change in a mandatory law, regulation, directive or applicable standard affecting the CONTRACT and/or (ii) reasons beyond the reasonable control of the CONTRACTOR or a SUBCONTRACTOR or which are caused by the PURCHASER, a third party or an event of FORCE MAJEURE, then the PARTIES agree that the effect of any such change will be treated as a VARIATION and the PURCHASER will be obligated to raise, without undue delay, a VARIATION ORDER and the procedure in Clauses 8.3 to 8.5 inclusive will apply. The CONTRACTOR will be entitled to a reasonable and appropriate extension of time and additional costs, taking into account the nature of such change. The PARTIES will use good faith efforts to agree to an AMENDMENT and the PROJECT TIME SCHEDULE will be modified accordingly. In the event that the CONTRACTOR and PURCHASER are unable to reach a mutual agreement on the AMENDMENT, then the dispute resolution process in Clause 23 will apply.

9    PROJECT TIME SCHEDULE

9.1    The CONTRACT will be performed in accordance with the dates and/or periods in the PROJECT TIME SCHEDULE. The project managers of the respective PARTIES will ensure that the PROJECT TIME SCHEDULE is updated and modified as required in order to reflect the latest status of the PROJECT performance.

9.2    If, by reason of any VARIATION ORDERS pursuant to Clauses 4.2, 4.4, 4.4.2, 5.1, 5.1.1, 5.2, and 8, or by reason of any act or omission on the part of the PURCHASER, any event of FORCE MAJEURE or any other event beyond the reasonable control of the CONTRACTOR, the CONTRACTOR is, or will be, delayed in the performance of the CONTRACTOR’S obligations under the CONTRACT, then provided that the CONTRACTOR gives to the PURCHASER, as soon as reasonably practicable, notice of its claim for an extension of time with supporting details, the PURCHASER will on receipt and within a [***] period of such notice grant the CONTRACTOR a reasonable and appropriate extension of time, taking account of all relevant circumstances. The PROJECT TIME SCHEDULE will be modified accordingly.

9.3    The failure by the PURCHASER to (i) make any payment due to the CONTRACTOR, and/or (ii) produce or extend any parent company guarantee, as required under the CONTRACT will entitle the CONTRACTOR, at its discretion, to an equivalent extension of time and/or the right to suspend its performance of the CONTRACT under Clause 20.2.

9.4    Where the performance of the CONTRACT, or any aspect thereof, overruns the agreed PROJECT TIME SCHEDULE for reasons attributable to the PURCHASER’S delay in the performance of any of its obligations including without limitation (i) a delay in casting or curing the civil foundations, or (ii) a delay or failure to achieve general readiness of the SITE to receive the EQUIPMENT, or (iii) delay in installation works, the CONTRACTOR will, in addition to any other remedy the CONTRACTOR may have, be entitled to be paid by the PURCHASER reasonable additional costs for CONTRACT prolongation, including without limitation additional project management and administration costs. The

Contract Reference: [***]
Contractor Reference number: [***]

CONTRACTOR will submit its claim for such prolongation costs in writing to the PURCHASER as soon as reasonably practicable.
10    INSTALLATION, COMMISSIONING, PERFORMANCE TESTS AND TAKE OVER

10.1    The PURCHASER will install the EQUIPMENT in accordance with the CONTRACTOR’S Installation Manual. The PURCHASER will within the time limit established in Clause 7.6 confirm, in addition to the requirements listed in Clause 7.6 (iii), the location and specification of welfare facilities, laydown areas for deliveries, and office facilities for the CONTRACTOR on a site layout drawing.

10.2    The PURCHASER will notify the CONTRACTOR of any specific regulations and requirements applicable to the CONTRACTOR’S personnel or representatives for access to and working on SITE. Such notification to be made in a timely manner, but in no case less than [***] before the relevant date(s) set for the commencement of COMMISSIONING in the PROJECT TIME SCHEDULE. The PURCHASER will provide any reasonable assistance to the CONTRACTOR for necessary travel arrangements for its personnel or representatives to ensure that such personnel or representatives are available to be on SITE by the date(s) set for the commencement of COMMISSIONING in the PROJECT TIME SCHEDULE.

10.3    In case of nonconformity by the PURCHASER with applicable Health, Safety and Environmental (HS&E) requirements, or risk of injury to its personnel or representatives due to SITE conditions, the CONTRACTOR will have the right to suspend its performance of the CONTRACT under Clause 20.2 until the nonconformity or risk has been rectified. The PURCHASER will pay for any costs incurred by CONTRACTOR as a result of the suspension, including those costs set forth in Clause 20.3.

10.4    The CONTRACTOR will conduct pre-commissioning checks to confirm, in so far as it is reasonably able to do so, that the PURCHASER has completed the pre-commissioning activities in accordance with ANNEX B1 and will then perform the COMMISSIONING of the EQUIPMENT. Such pre-commissioning checks do not, however, relieve the PURCHASER from being solely responsible for the quality of the installation as set forth in Clauses 7.6.1 or 7.10 as applicable.

10.5    COMMISSIONING, Start Up, PERFORMANCE TESTS and TAKE OVER of the supplied EQUIPMENT will be executed in accordance with the procedures prescribed in ANNEX B2 and/or ANNEX B3 (as the case may be).

10.5.1    The PURCHASER is responsible for arranging and conducting, at its own cost, the emissions testing of the plant, such testing to be carried out during the PERFORMANCE TESTS so as not to delay TAKE OVER.

10.6    TAKE OVER of the EQUIPMENT or any part of the EQUIPMENT, as applicable, will take place when the following conditions in Clauses 10.6.1, 10.6.2 and 10.6.3 have been fulfilled:

10.6.1    The PERFORMANCE TESTS have been carried out; and

10.6.2    The SNAGGING LIST has been agreed, where necessary; and

Contract Reference: [***]
Contractor Reference number: [***]

10.6.3    The PURCHASER’S and CONTRACTOR’S representative at SITE have completed and signed the TAKE OVER Certificate in the form in ANNEX B4. For the avoidance of doubt, should the representative of the PURCHASER fail to sign the TAKE OVER certificate, without reasonable cause, within [***] of the PERFORMANCE TESTS having been completed, then TAKE OVER will be deemed to have taken place.
10.7    Until TAKE OVER, only the CONTRACTOR or its personnel or representative(s) will be authorized to operate the EQUIPMENT or any part of the EQUIPMENT.

10.8    Prior to TAKE OVER, the PURCHASER may only operate the EQUIPMENT, or any part of the EQUIPMENT, with the CONTRACTOR’S prior written approval.

10.9    Irrespective of anything to the contrary stated in this Clause 10, any COMMERCIAL OPERATION of the EQUIPMENT, or any part of the EQUIPMENT, without the prior written approval of the CONTRACTOR will be deemed to be TAKE OVER of the relevant EQUIPMENT. In the case of deemed TAKE OVER for COMMERCIAL OPERATION, the CONTRACTOR will not (i) be required to conduct any PERFORMANCE TEST and (ii) provide any warranty, for the relevant EQUIPMENT (or part thereof). The CONTRACTOR will only be required to complete any minor obligations expressly included in an agreed SNAGGING LIST for the relevant EQUIPMENT (or part thereof).

10.10    The WARRANTY PERIOD for the EQUIPMENT (or any part thereof) will commence upon TAKE OVER as per Clause 10.6.

10.11    If required, the PURCHASER will provide reasonable assistance to the CONTRACTOR to allow temporary import of the CONTRACTOR’S equipment and tools for use at SITE during installation, COMMISSIONING and testing of the EQUIPMENT. For the avoidance of doubt, ownership of all such CONTRACTOR’S equipment and tools will remain vested in the CONTRACTOR.

10.12    The CONTRACTOR will observe all applicable regulations regarding safety on the SITE where and to the extent that the PURCHASER has notified the CONTRACTOR of such applicable regulations pursuant to Clause 7.6 (iii).

10.13    The PURCHASER will provide all SITE security. The PURCHASER will provide security for personnel and representatives of the CONTRACTOR from the time of their arrival in the country in which the SITE is located until the time of their departure. The CONTRACTOR will have the right to visit the SITE at any time during the term of the CONTRACT to assess the security measures provided by the PURCHASER and to request changes if appropriate.

10.14    The PURCHASER will provide all necessary gas or fuels, oils, water conditioning chemicals, corrosion inhibitors and other utilities and/or consumables (as are set forth in ANNEX A2) for the COMMISSIONING and PERFORMANCE TESTS. The PURCHASER will provide free of charge and without delay, upon each request of the CONTRACTOR, a full analysis of such gas or fuels that are to be used in the COMMISSIONING and the PERFORMANCE TESTS. Such analysis must be conducted by the PURCHASER using properly calibrated and certified measuring devices. Evidence of such calibration and/or certification will be provided by the PURCHASER upon request. In the event that the gas or fuels, oils, water conditioning chemicals, corrosion inhibitors and other utilities and/or consumables provided by the PURCHASER in accordance with the requirements of this Clause 10.14 do not comply with the requirements of ANNEX A2, then the PURCHASER will be responsible for any delay to COMMISSIONING and/or the PERFORMANCE TESTS, damage to the EQUIPMENT and/or costs incurred by the CONTRACTOR arising out of or in connection with any such non-compliance.

Contract Reference: [***]
Contractor Reference number: [***]

10.15    The PURCHASER will provide free of charge, and make available to the CONTRACTOR, suitable, appropriate and certified scaffolding, access equipment, ladders, step ladders and lifting equipment (including but not limited to workshop cranes, mobile cranes, pump trucks, forklifts, and forklift trucks) at SITE, which are sufficient for the purposes of performing COMMISSIONING and the PERFORMANCE TESTS. The PURCHASER will provide the CONTRACTOR free of charge with Internet services and, if required, telephone services.

10.16    The PURCHASER will provide free of charge during COMMISSIONING and the PERFORMANCE TESTS waste containers on SITE which are compliant with local, state and federal law, regulations and/or requirements. Subject to the PURCHASER having provided such compliant waste containers, the CONTRACTOR will be responsible for disposal of its waste and its surplus materials into such waste containers. The PURCHASER will be responsible for the proper emptying and disposal of such waste containers.

10.17    On completion of the activities on SITE, the CONTRACTOR will remove CONTRACTOR’S equipment and tools from the SITE. The PURCHASER will provide, free of charge, such reasonable assistance as is necessary for the CONTRACTOR to remove and return such CONTRACTOR’S equipment and tools.

10.18    The PURCHASER will provide, free of charge, assistance in obtaining any immigration entry visas as may be required by the CONTRACTOR’S personnel or representatives including arranging any necessary letters of invitation.

10.19    The PURCHASER will provide, free of charge, at SITE and make available to the CONTRACTOR during the entire duration of its activities on the SITE all health and welfare facilities required by the CONTRACTOR including without limitation flushing toilets, washrooms including showers with hot and cold running water, changing rooms, mess rooms including kitchenette, and a suitably equipped SITE office. The PURCHASER will provide and maintain such health and welfare facilities to a standard which is acceptable to the CONTRACTOR (acting reasonably) and such facilities must be cleaned on a daily basis.

10.20    In addition to the CONTRACTOR’S rights under Clause 9.4, in the case of delays to the COMMISSIONING and/or PERFORMANCE TEST periods (set out in the PROJECT TIME SCHEDULE) which are attributable to the PURCHASER, then the CONTRACTOR will, in addition to any other remedy it may have, be entitled to additional costs for its commissioning engineer(s). Such additional costs for its commissioning engineer(s) will be charged at the CONTRACTOR’S, (or its SUBCONTRACTORS), Commissioning Field Service Rates attached in ANNEX C6, as may be amended or substituted by the CONTRACTOR from time to time.

10.21    Irrespective of anything to the contrary stated in this Clause 10, if the PERFORMANCE TESTS of the EQUIPMENT, (or part thereof), are delayed for reasons attributable to the PURCHASER, (excluding FORCE MAJEURE), by more than [***] after the CONTRACTOR has provided notice of readiness to perform the PERFORMANCE TESTS for the EQUIPMENT, (or part thereof), as required in Clause 11.1, then TAKE OVER of the relevant EQUIPMENT, (or part thereof), will be deemed to have taken place. In the case of deemed TAKE OVER under this Clause 10.21, in addition to its rights under Clause 10.20, the CONTRACTOR will not (i) be required to conduct any PERFORMANCE TEST for the relevant EQUIPMENT, (or part thereof), and/or (ii) provide any warranty for the relevant EQUIPMENT, (or part thereof). The CONTRACTOR will only be required to complete any minor obligations expressly included in an agreed SNAGGING LIST for the relevant EQUIPMENT, (or part thereof).

Contract Reference: [***]
Contractor Reference number: [***]

11    PERFORMANCE GUARANTEE TEST

11.1    The CONTRACTOR will notify the PURCHASER when the EQUIPMENT, (or a part thereof), is ready for the PERFORMANCE TESTS. The PERFORMANCE TESTS will then be conducted without unreasonable delay in accordance with ANNEX B3, which sets out the obligations of both PARTIES.

11.2    In the event that any of the PERFORMANCE GUARANTEES specified in ANNEX A3 cannot be attained for reasons attributable to the EQUIPMENT, and for which the CONTRACTOR is solely responsible, the following will apply:

11.2.1    The CONTRACTOR will be entitled to [***] distinct opportunities to conduct corrective measures necessary to eliminate any defects or deficiencies in the EQUIPMENT, before repeating the PERFORMANCE TESTS. Each distinct opportunity will consist of a reasonable period, to permit the CONTRACTOR to repair or replace (at its discretion) the affected parts of the EQUIPMENT, taking account of all relevant circumstances including without limitation manufacturing lead times, delivery periods and redesign or modification periods (if necessary).

11.2.2    In the event that, despite the [***] opportunities to conduct corrective measures and repeat the PERFORMANCE TESTS referred in Clause 11.2.1 above, the EQUIPMENT continues to fail to achieve the applicable PERFORMANCE GUARANTEE, then the PURCHASER will be entitled to apply the applicable liquidated damages for non-performance on the basis specified in Clause 17.

12    TRANSFER OF TITLE AND RISK

12.1    Risk of loss and damage to the EQUIPMENT will be transferred to the PURCHASER according to the Incoterms used in the CONTRACT and stated in ANNEX C4.

12.2    Title to EQUIPMENT will be transferred to the PURCHASER as follows:

a.    [***] GENSETS, upon DISPATCH of such EQUIPMENT;

13    WARRANTY

13.1    Subject to the conditions in this Clause 13, the CONTRACTOR warrants that during the WARRANTY PERIOD the design, materials and workmanship of the EQUIPMENT are in compliance with ANNEX A2. To the fullest extent permitted by law, the CONTRACTOR’S warranty under this Clause 13 will be the sole and exclusive warranty provided by the CONTRACTOR in connection with its EQUIPMENT and/or SERVICES and any and all statutory and/or implied warranties, including without limitation fitness for purpose or merchantability, are hereby expressly excluded. This warranty may not be assigned or otherwise transferred by the PURCHASER without the prior written consent of the CONTRACTOR.

Contract Reference: [***]
Contractor Reference number: [***]

13.2    The WARRANTY PERIOD will be a period of [***] from the date of TAKE OVER of a GENSET or [***] commencing from the date that the GENSET was declared ready by the CONTRACTOR for DISPATCH, whichever occurs first.

13.3    The PURCHASER will notify the CONTRACTOR in writing without delay upon becoming aware of any defect in design, material or workmanship in the EQUIPMENT which is covered by the warranty in this Clause 13. To be valid, such written notice must be addressed to the authorized representative of the CONTRACTOR and comply with the service requirements set forth in Clause 34, identify itself as a warranty claim, specify the nature of the relevant defect and be received by the CONTRACTOR on or before the expiration of the WARRANTY PERIOD.

13.4    During the WARRANTY PERIOD, the CONTRACTOR will have the right to access the EQUIPMENT for the purposes of inspecting and/or remedying a defect in the EQUIPMENT which has been notified by the PURCHASER in accordance with Clause 13.3, provided that it has given the PURCHASER reasonable advance notice. The PURCHASER will maintain and retain operating and maintenance records for the EQUIPMENT and will make the operating and/or maintenance records available to the CONTRACTOR if requested to do so.

13.5    Subject to Clause 13.6, the CONTRACTOR will during the WARRANTY PERIOD, at its sole discretion, repair or, if necessary, replace parts which are defective or have failed as a result of a defect in design, materials or workmanship of the EQUIPMENT. The CONTRACTOR will bear (i) the direct labor costs of implementing the repair or replacement; (ii) the travel and accommodation costs for CONTRACTOR’S personnel or representatives; and (iii) the costs of obtaining and transporting the parts necessary for the repair or replacement. The PURCHASER will be responsible for providing, at its own cost, any necessary equipment required to implement the repair or replacement including, without limitation, rigging or craning, scaffolding, access equipment, ladders, step ladders and lifting equipment. Furthermore, the PURCHASER will, where necessary, be responsible at its own cost for ensuring that the EQUIPMENT is accessible and/or disconnecting the EQUIPMENT from other plant or a system, to permit the CONTRACTOR to implement the repair or replacement. The warranty for any part or component which has been repaired or replaced under this Clause 13.5 will be [***] from the installation of such repaired or replaced part or component or the end of the original WARRANTY PERIOD for the relevant GENSET, whichever is later. For the avoidance of doubt, the extension of the warranty will only apply for the specific part or component of the EQUIPMENT which has been repaired or replaced and will in no case extend the original warranty for the relevant GENSET with respect to any other part or component of that GENSET or its associated BALANCE OF PLANT.

13.6    The warranty in this Clause 13 will not apply to (a) any EQUIPMENT where deemed TAKE OVER has taken place under Clause 10.9 or Clause 10.21 and/or (b) any failure, overload or defect which is caused by: (i) normal wear and tear of the EQUIPMENT, (ii) operation of the EQUIPMENT (or part thereof) outside the GUARANTEE CONDITIONS stated in ANNEX A3, (iii) operation or maintenance of the EQUIPMENT other than in accordance with ANNEX A2 and/or the CONTRACTOR'S Operation and Maintenance Manual, (iv) improper use or storage of the EQUIPMENT by the PURCHASER, (v) use of gases, fuels, oils, water conditioning chemicals, corrosion inhibitors and other consumables other than as set forth in ANNEX A2, (vi) repairs or works carried out on the EQUIPMENT without the prior written consent of the CONTRACTOR, (vii) use of any parts or components by PURCHASER which are not OEM parts or components, (viii) parts, components or equipment which were supplied by the PURCHASER or any third party on behalf of the PURCHASER as set forth in ANNEXES A1 and/or A2, (ix) extreme or unusual SITE and/or environmental conditions, (x) failure by the PURCHASER to follow the Installation Manual or errors or omissions in the installation of the EQUIPMENT, (xi) alteration, modification or re-location of the EQUIPMENT by the PURCHASER after TAKE OVER, or (xii) delay in notification by the PURCHASER to the CONTRACTOR of such failure, overload or defect

Contract Reference: [***]
Contractor Reference number: [***]

under this Clause 13 which results in additional damage to the EQUIPMENT and/or additional cost to the CONTRACTOR.

13.7    The CONTRACTOR will remedy defects for which the CONTRACTOR is responsible under this Clause 13 as soon as reasonably practicable after the root cause of such defect has been identified. The PARTIES will agree in writing a reasonable period within which the CONTRACTOR will implement the works necessary to remedy such defect. Provided always that such reasonable period will take into account manufacturing lead times, delivery periods, and redesign or modification periods (if necessary) and all other relevant circumstances.

13.8    If the CONTRACTOR fails, for reasons attributable to the CONTRACTOR, to remedy a defect for which the CONTRACTOR is responsible under this Clause 13 within the time agreed pursuant to Clause 13.7, the PURCHASER is entitled (having provided [***] prior written notice to the CONTRACTOR) to execute such work as is necessary to remedy the defect at cost to the CONTRACTOR. Provided always that the PURCHASER will not be entitled to claim from the CONTRACTOR any cost for remedying such defect which exceeds the CONTRACTOR’S own estimated cost to execute such works necessary to remedy the defect plus [***]. The CONTRACTOR will (acting reasonably) prepare a bona fide estimate of the cost of such necessary works and provide such estimate to the PURCHASER prior to expiration of the [***] notice period referred to in this Clause 13.8. The CONTRACTOR will not be liable for any warranty work carried out by, or on behalf of, the PURCHASER by a third party nor will the CONTRACTOR provide any further warranty with respect to defects or failures arising in connection with such works.

13.9    It is agreed by the PARTIES that the rights and obligations of the respective PARTIES set forth in this Clause 13 will, to the fullest extent permitted by law, constitute the sole rights and remedies available to the PURCHASER and the sole and exclusive obligations and liability of the CONTRACTOR for failures or defects in the EQUIPMENT during the WARRANTY PERIOD. To the fullest extent permitted by law, upon expiration of the WARRANTY PERIOD the CONTRACTOR will have no further obligations and/or liability arising out of or in connection with failures of, or defects in, the EQUIPMENT.

13.10    Unless otherwise agreed in writing by the CONTRACTOR, any part or component of the EQUIPMENT replaced under this warranty will become the property of the CONTRACTOR.

14    CONTRACT PRICE

14.1    The PURCHASER will without reduction, retention, withholding or set off, pay to the CONTRACTOR the CONTRACT PRICE in accordance with the provisions of the CONTRACT and in particular Clause 15.

14.2         At the date of signing the CONTRACT the CONTRACT PRICE is USD $224,900,000 (two hundred, twenty-four million nine hundred thousand United States Dollars).
14.3     The CONTRACT PRICE excludes VAT (or equivalent charges) and does not include any duties, taxes, charges or tariffs as more particularly described in Clause 16.

15    TERMS OF PAYMENT AND SECURITIES

Contract Reference: [***]
Contractor Reference number: [***]

15.1    Unless specified to the contrary in Clause 15.2, Clause 15.3 or elsewhere in this CONTRACT, the CONTRACTOR will be entitled to invoice the PURCHASER, and the PURCHASER will make payment to the CONTRACTOR, in accordance with the payment milestones set forth in ANNEXES C1 or C3, as may be modified from time to time in accordance with the terms of the CONTRACT. Unless otherwise agreed by the PARTIES in writing, the PURCHASER will make such payments within [***] of invoice date.

15.2    Where the CONTRACTOR is entitled to be paid any additional costs in accordance with the terms of this CONTRACT, including without limitation prolongation costs, storage costs, costs of suspension, or escalation costs, then the CONTRACTOR will be entitled to invoice the PURCHASER for such costs periodically, (however no more frequently than on a monthly basis). Unless otherwise agreed by the PARTIES in writing, the PURCHASER will make such payment within [***] of the invoice date.

15.3    In the case of a VARIATION to the scope of the CONTRACTOR’S works where no payment milestone has been included in ANNEXES C1 or C3, then the CONTRACTOR will be entitled to invoice the PURCHASER for such works contemporaneously as the works progress. Unless otherwise agreed by the PARTIES in writing, the PURCHASER will make such payment within [***] of the invoice date.

15.4    Unless agreed otherwise by the PARTIES in writing, any and all payments made by the PURCHASER will be in the currency of the CONTRACT PRICE. No payment will be deemed to have been made by the PURCHASER until the full amount due is unconditionally credited to the nominated bank account of the CONTRACTOR.

15.5    The PURCHASER will provide a parent company guarantee from Liberty Energy Inc. which will be issued in the form attached in ANNEX D1, or if no form is attached then in a form and substance which is acceptable to the CONTRACTOR. The parent company guarantee will be issued to the CONTRACTOR for the final [***] of CONTRACT PRICE and will become valid no later than [***] before the date set for the final scheduled DISPATCH of EQUIPMENT. The parent company guarantee must remain valid for at least [***] after the planned TAKE OVER date set forth in ANNEX C1 or [***] after the date the CONTRACTOR declares the last GENERATOR SETS ready for DISPATCH, whichever is later. If the PURCHASER fails to issue the parent company guarantee by the time required in this Clause 15.5, the CONTRACTOR will be entitled to postpone DELIVERY, without liability, and will be entitled to an extension of time which is equal to the period of delay by the PURCHASER in issuing the parent company guarantee ANNEX C1 will be modified accordingly.

15.6    Reserved.

15.7    Reserved.

15.8    The PARTIES agree that the parent company guarantee will be in the format specified in ANNEX D1.

15.9    If the PURCHASER fails to pay any payment by its due date the CONTRACTOR will, in addition to its rights under Clause 9.3, be entitled to charge the PURCHASER interest from the day on which such payment became due until the time that such payment is received from the PURCHASER, at a rate of [***]. This is in addition to the CONTRACTOR’S other rights under this CONTRACT in respect of late or non-payment by the PURCHASER.

Contract Reference: [***]
Contractor Reference number: [***]

15.10    The PURCHASER acknowledges and agrees that in case of (i) any delays to the performance of the CONTRACT (including without limitation suspension or FORCE MAJEURE) which are not solely caused by the fault of the CONTRACTOR or (ii) any extension of the PROJECT TIME SCHEDULE in accordance with the terms of the CONTRACT which occur after the issue of the parent company guarantee to the CONTRACTOR but before receipt by the CONTRACTOR of the final milestone payment referred to in Clause 15.5 above, then the PURCHASER will at its own cost ensure, without undue delay, that the term of the parent company guarantee is extended by a period equal to the applicable delay or extension of the PROJECT TIME SCHEDULE. Where a delay to the performance of the CONTRACT is solely caused by the fault of the CONTRACTOR, the CONTRACTOR will be entitled to require the PURCHASER to obtain an extension to the validity of the parent company guarantee by a period equal to the applicable delay, however in such case the cost of implementing such extension will be borne by the CONTRACTOR. Evidence of an extension of the validity of the parent company guarantee obtained in accordance with this Clause 15.10 will be provided to the CONTRACTOR. Failure by the PURCHASER to fulfill its obligations under this Clause 15.10 will be deemed to constitute a MATERIAL BREACH of CONTRACT and, without prejudice to the remedy available to the CONTRACTOR under Clause 21.3, the CONTRACTOR will be entitled to suspend performance of its obligations under Clause 20.2.

16    CUSTOMS, IMPORT DUTIES, TAXES AND OTHER CHARGES

16.1    The PURCHASER will pay all applicable customs duties, import duties, tariffs, taxes and other charges due in connection with the importation of the EQUIPMENT or any BATCH into the country of the PURCHASER or the country where the SITE is located, as the case may be.

16.2    Subject to the provisions of Clauses 16.3 and 16.4, the CONTRACTOR will pay all applicable taxes levied in the country where the EQUIPMENT is manufactured in connection with the manufacture of the EQUIPMENT by the CONTRACTOR or its SUBCONTRACTORS, as the case may be.

16.3    The agreed CONTRACT PRICE is exclusive of all taxes, duties and indirect taxes (including without limitation VAT or its local equivalent) payable by law in the country of the PURCHASER or in the country in which the EQUIPMENT is installed and/or the SERVICES are actually rendered, as the case may be. Any such taxes, duties and indirect taxes will be paid by the PURCHASER in addition to the CONTRACT PRICE. The PURCHASER will either (i) reimburse such taxes, duties and/or indirect taxes to the CONTRACTOR as may be levied directly against the CONTRACTOR, or (ii) declare and pay any such taxes, duties and/or indirect taxes directly to the relevant local authority, as may be required by the law in the country of the PURCHASER or in the country in which the EQUIPMENT is installed and/or the SERVICES are actually rendered, as the case may be.

16.4    The PARTIES agree to pay and bear all other costs, taxes, duties and indirect taxes whatsoever which are levied or payable in connection with the exportation and/or transportation of the EQUIPMENT, (whether or not in BATCHES), in accordance with the agreed DELIVERY terms in ANNEX C4. Where the PURCHASER is responsible for these costs, taxes, duties and/or indirect taxes, the PURCHASER will provide evidence to the CONTRACTOR of such payment without undue delay following the DISPATCH of the EQUIPMENT.

Contract Reference: [***]
Contractor Reference number: [***]

16.5    If a withholding tax deduction is required by any law to be made in connection with any payment to be made by the PURCHASER to the CONTRACTOR under this CONTRACT, then the payment due from the PURCHASER to the CONTRACTOR will be increased to an amount which (after making such deduction) will ensure that the CONTRACTOR receives an amount equivalent to the payment which would have been due if no withholding tax deduction had been required. The PURCHASER will declare and pay the withholding tax to the relevant tax authorities within the time required. The PURCHASER will provide to the CONTRACTOR in a timely manner a copy of the official certificate issued by the local tax authorities evidencing that the withholding tax has been paid.

16.6    Any delay in the transport of the EQUIPMENT and/or any other obligation of the CONTRACTOR due to a failure of the PURCHASER to fulfill any of its obligations under this Clause 16 will entitle the CONTRACTOR to an extension of time and additional costs and will be treated as a VARIATION. Provided that where the PURCHASER fails to fulfil its obligations under this Clause 16 within a period of [***] from receipt of the notice of readiness to DISPATCH then the CONTRACTOR will be entitled to suspend the performance of its obligations in accordance with Clause 20.2.

17    LIQUIDATED DAMAGES LIABILITY

17.1    The PARTIES acknowledge and irrevocably agree that actual damages resulting from delay or failure to attain a PERFORMANCE GUARANTEE are difficult or impossible to ascertain with certainty, and that the liquidated damages provided herein are a fair and reasonable estimate of the harm caused by such delay or failure to attain a PERFORMANCE GUARANTEE and are not a penalty.

17.2    The PARTIES agree that, to the fullest extent permitted by law, in no case will the total aggregate liability of the CONTRACTOR for any and all liquidated damages (whether for delay and/or non-performance of the EQUIPMENT) agreed in the CONTRACT exceed a maximum of [***] of the CONTRACT PRICE.

17.3    The PARTIES have agreed to the liquidated damages liability and/or preconditions to the application of such liquidated damages which are set forth in this Clause 17.

17.3.1    Where a DELIVERY MILESTONE is specified in ANNEX C1 for a specific DELIVERY, then where the CONTRACTOR fails to achieve such DELIVERY MILESTONE the PURCHASER will be entitled, (subject to the conditions in this Clause 17), to claim liquidated damages for delay for each failure to achieve a DELIVERY MILESTONE in the amount of [***] of the value of the EQUIPMENT delivered late for each [***] of delay up to and in no case exceeding a maximum of [***] of the value of the EQUIPMENT delivered late. Provided always that the PARTIES agree that where more than one DELIVERY MILESTONE has been specified in ANNEX C1 then, to the fullest extent permitted by law, in no case will the total aggregate liability of the CONTRACTOR for any and all liquidated damages for delay set forth in this Clause 17.3.1 exceed a maximum of [***] of the CONTRACT PRICE.

17.3.2    The CONTRACTOR will for each DELIVERY MILESTONE be allowed a grace period of [***] prior to the application of liquidated damages under Clause 17.3.1, therefore the liquidated damages for such delay may be applied against the CONTRACTOR from the [***] day after the relevant DELIVERY MILESTONE.

Contract Reference: [***]
Contractor Reference number: [***]

17.3.3    Irrespective of the above, the PURCHASER agrees that unless a failure to achieve a DELIVERY MILESTONE is caused solely by the fault of the CONTRACTOR, it cannot impose liquidated damages for delay in DELIVERY to the proportionate extent that such failure to achieve a DELIVERY MILESTONE is not caused by the CONTRACTOR. Further, liquidated damages will not be payable by the CONTRACTOR when failure to achieve a DELIVERY MILESTONE is attributable to FORCE MAJEURE, the PURCHASER or a third party (with the exception of SUBCONTRACTORS).

17.3.4    Liquidated damages for failure to achieve the PERFORMANCE GUARANTEES given by the CONTRACTOR for the EQUIPMENT are specifically set forth in ANNEX A3. Provided always that the PARTIES agree that, to the fullest extent permitted by law, in no case will the total aggregate liability of the CONTRACTOR for any and all liquidated damages for failure to achieve the PERFORMANCE GUARANTEES set forth in ANNEX A3 exceed a maximum of [***] of the CONTRACT PRICE.

17.4    Except as set forth in Clauses 21.2, 21.2.2, 21.2.4 and 21.9, liquidated damages for delay in DELIVERY and, subject to Clause 11, failure to achieve PERFORMANCE GUARANTEES will constitute the CONTRACTOR’S exclusive obligation and the PURCHASER’S sole and exclusive right and remedy arising out of or in connection with any and all delay by the CONTRACTOR in the performance of the CONTRACT and/or non-performance of the EQUIPMENT including failure to meet the PERFORMANCE GUARANTEES.

17.5    The payment of liquidated damages will be due within [***] after (i) receiving a written notice from the PURCHASER setting out the basis for its claim for the payment of such liquidated damages, and (ii) the PARTIES, acting reasonably, having agreed the PURCHASER’S undisputed right to receive such liquidated damages under the CONTRACT. For the avoidance of doubt, in determining the PURCHASER’S undisputed right to receive the liquidated damages claimed, the PARTIES will be permitted a reasonable time (not exceeding [***]) for the proper examination of all relevant circumstances and applicable documentation. If the PARTIES are unable to agree on the PURCHASER’S right to claim liquidated damages within the stated period, then the dispute resolution process in Clause 23 will apply.

17.6    The PURCHASER’S right to liquidated damages will be forfeited if the written notice required in Clause 17.5 has not been received by the CONTRACTOR within [***] after TAKE OVER.

18    LIABILITY

18.1         Subject to the conditions contained in this Clause 18, (and save where the CONTRACTOR’S liability has been specifically limited or excluded elsewhere in this CONTRACT, including without limitation Clause 17), the CONTRACTOR’S liability to the PURCHASER under, arising out of, or in connection with the CONTRACT will be limited to and in no case exceed:

18.1.1    For claims by the PURCHASER for (i) physical destruction or damage to equipment or property of the PURCHASER and/or (ii) proven third party claims for bodily injury and/or death and/or physical destruction and/or damage to the equipment or property of a third party, [***] of the CONTRACT PRICE in the aggregate for all such claims referred to in this Clause 18.1.1.

18.1.2    For termination of the CONTRACT by the PURCHASER for proven MATERIAL BREACH of the CONTRACT by the CONTRACTOR, the limit set forth in Clause 21.2;

Contract Reference: [***]
Contractor Reference number: [***]

18.1.3    For claims by the PURCHASER under (i) the indemnity in Clause 30.6, and (ii) the indemnity in Clause 37.9, [***] of the CONTRACT PRICE in the aggregate for any and all such claims under Clauses 30.6 and 37.9;

18.1.4    For breach by the CONTRACTOR of its obligations in Clause 24 (other than Clause 24.14 and 24.15, and any intentional or willful misappropriation of PURCHASER’s INTELLECTUAL PROPERTY), [***] of the CONTRACT PRICE in the aggregate;

18.1.5    For discrepancies, errors and omissions in the CONTRACTOR’S drawings and information as provided for in Clause 7.7, [***] of the CONTRACT PRICE in the aggregate for any and all claims under Clause 7.7; or
18.1.6    For failure by the CONTRACTOR to remedy a defect as provided for in Clause 13.8, [***] of the CONTRACT PRICE in the aggregate for any and all claims under Clause 13.8.

18.2    Irrespective of anything to the contrary elsewhere in this CONTRACT, and to the fullest extent permitted by law, the CONTRACTOR’S total aggregate liability, (including without limitation for any liquidated damages), under or in connection with this CONTRACT of whatsoever nature and howsoever arising will be limited to and in no case exceed [***] of the CONTRACT PRICE.
18.3    To the fullest extent permitted by law, neither PARTY will, in any event or under any circumstances, be liable to the other PARTY for any indirect, special or consequential damages and/or losses howsoever arising and of whatsoever nature or for any loss of production, loss of use or availability of the EQUIPMENT and/or other equipment and/or systems, loss of data and/or information, loss of use or availability of data and/or information, loss of contract or business opportunity, down time costs, loss of profit, cost of capital, loss of interest or revenues, loss of goodwill, economic or purely financial losses, and/or cost of purchased or replacement power, whether or not foreseeable. Provided that the PARTIES acknowledge that this Clause 18.3 is not intended to apply to preclude the payment of agreed liquidated damages under Clause 17, the payment of overhead and profit for termination for convenience by the PURCHASER under Clause 21.1, the payment of reasonable overhead and profit for termination by the CONTRACTOR under Clause 21.3 and/or the inclusion by the CONTRACTOR of overheads and/or profit in connection with any VARIATION PROPOSAL under Clause 8.
18.4    To the fullest extent permitted by law, the limitations, exclusions and conditions stated in this Clause 18 will apply for any liability of the CONTRACTOR under, arising out of or in connection with the CONTRACT of whatsoever nature and howsoever arising (whether in contract, in tort, strict liability, economic tort, equity, operation of law, in connection with any indemnity obligation or warranty claim expressly provided for in the CONTRACT, or otherwise); provided, however, that the limitations, exclusions and conditions stated under this Clause 18 do not apply in the case of CONTRACTOR’s fraud, gross negligence, willful act or omission, or in the case of any other liability which may not be limited or excluded by operation of mandatory law.
18.5    For the avoidance of doubt, the liability caps set forth in this Clause 18 are not intended to preclude PURCHASER from seeking any amount of a refund that PURCHASER may be entitled to under the terms of this CONTRACT, and any such refunded amounts shall not apply towards the liability caps set forth herein. It is understood and agreed to by the PARTIES that the term “refund” as used in this Clause 18.5 is limited specifically to those provisions of this CONTRACT which specifically reference the term “refund” or “refunded” and in no other circumstance will the term “refund” be implied.

Contract Reference: [***]
Contractor Reference number: [***]

18.6    To the fullest extent permitted by law and unless expressly stated elsewhere in the CONTRACT, at the end of the WARRANTY PERIOD all obligations and responsibilities and liabilities of the PARTIES under the CONTRACT will come to an end.
18.7    In no case will the either PARTY be liable to the other PARTY for any third party claim howsoever arising and of whatsoever nature, save as for such third party claims as are expressly provided for in Clause 18.1.1 or 18.10.1, respectively. Each PARTY’s liability for any other third party claim is hereby expressly excluded.
18.8    To the extent any claim brought against the CONTRACTOR by the FACILITY OWNER or by any third party affected by the performance of the CONTRACT exceeds the liability limits set forth in this Clause 18, the PURCHASER will indemnify the CONTRACTOR from and against any damages exceeding those stated liability limits, but only to the extent PURCHASER is proven to have contributed in any manner to the basis of the claim.
18.9    To the fullest extent permitted by law, in no case will a PARTY bear any liability in connection with any right or remedy of the other PARTY, of whatsoever nature and howsoever arising (and including without limitation any obligation to indemnify the other PARTY in connection with this CONTRACT), where and to the proportionate extent that the breach, error, act or omission giving rise to any such liability, right, or remedy was not caused directly by the such PARTY in its performance of its obligations under the CONTRACT or in the case of FORCE MAJEURE.
18.10    The PURCHASER’s liability to the CONTRACTOR under, arising out of, or in connection with the CONTRACT will be limited to and in no case exceed:
18.10.1    For claims by the CONTRACTOR for (i) physical destruction or damage to equipment or property of the CONTRACTOR and/or (ii) proven third party claims for bodily injury and/or death and/or physical destruction and/or damage to the equipment or property of a third party, [***] of the CONTRACT PRICE in the aggregate for all such claims referred to in this Clause 18.10.1

18.10.2    For breach by the PURCHASER of its obligations in Clause 24 (other than Clause 24.12, 24.15, and any intentional or willful misappropriation of CONTRACTOR’s INTELLECTUAL PROPERTY) shall not exceed [***] of the CONTRACT PRICE in the aggregate;
18.10.3    For claims by the CONTRACTOR under (i) the indemnity in Clause 30.6, and (ii) the indemnity in Clause 37.9, [***] of the CONTRACT PRICE in the aggregate for any and all such claims under Clauses 30.6 and 37.9;
18.11    To the fullest extent permitted by law, the limitations, exclusions and conditions stated in this Clause 18 will apply for any liability of the PURCHASER under, arising out of or in connection with the CONTRACT of whatsoever nature and howsoever arising (whether in contract, in tort, strict liability, economic tort, equity, operation of law, in connection with any indemnity obligation or warranty claim expressly provided for in the CONTRACT, or otherwise); provided, however, that the limitations, exclusions and conditions stated under this Clause 18 do not apply in the case of PURCHASER’s fraud, gross negligence, willful act or omission, or in the case of any other liability which may not be limited or excluded by operation of mandatory law.
19    INSURANCE

19.1    Both PARTIES will maintain in force adequate insurances to cover any relevant mandatory statutory requirements. Further the PARTIES will maintain the following insurance coverage in connection with the CONTRACT:

19.1.1    The PURCHASER will hold and maintain throughout the duration of the CONTRACT adequate insurances to cover the PURCHASER’S obligations under or in connection with the CONTRACT including without limitation (i) employers liability insurance, (ii) marine and transit insurance and (iii) insurances which cover risks associated with the PURCHASER’S ownership or occupation of the SITE, installation, commissioning (including coverage and a waiver of subrogation for the CONTRACTOR’S and/or its SUBCONTRACTOR’S installation supervisors and/or commissioning engineer(s), to the extent applicable) and ownership of the EQUIPMENT and/or any potential liabilities to third parties.

Contract Reference: [***]
Contractor Reference number: [***]

19.1.2    The CONTRACTOR will maintain throughout the duration of the CONTRACT insurance in accordance with ANNEX C5 – Schedule of Contractor’s Insurance.

19.2    Either PARTY will, on request of the other PARTY, provide evidence that the required insurances are in force by way of a copy of a broker’s letter or insurance certificate.

20    SUSPENSION

20.1    Subject to its compliance with Clauses 20.3 and 20.4 below, (and to the CONTRACTOR’S rights under Clause 21.3), the PURCHASER may in the case of FORCE MAJEURE under Clause 22 or for any other reason whatsoever suspend the performance of the CONTRACT in whole or in part, at any time, by giving written notice to the CONTRACTOR specifying the nature, effective date and anticipated duration of such suspension and the CONTRACTOR will without undue delay, and in any event within [***] of the receipt of the written notice from the PURCHASER, take the necessary actions to demobilize and suspend the performance of its obligations under the CONTRACT. The suspension will take effect at the end of the [***] notice period provided for in this Clause 20.1.

20.2    The CONTRACTOR will be entitled to suspend the CONTRACT, in whole or in part, with immediate effect and without liability, by giving written notice to the PURCHASER in the event of:

20.2.1    Failure by the PURCHASER to make any payments to the CONTRACTOR in accordance with Clause 15 and/or ANNEXES C1 or C3, as the case may be. Subject to Clause 21.3.2, upon receipt of the amount(s) due from the PURCHASER the CONTRACTOR will, without unreasonable delay, remobilize and resume the performance of the CONTRACT; or

20.2.2    Failure by the PURCHASER to comply with applicable Health, Safety and Environmental (HS&E) requirements, or risk of injury to its personnel or representatives as per Clause 10.3. Subject to Clause 21.3.5, on correction of the non-compliance, or removal of the risk by the PURCHASER, the CONTRACTOR will, without unreasonable delay, remobilize and resume the performance of the CONTRACT; or

20.2.3    Failure by the PURCHASER to produce or extend any parent company guarantee as required under Clause 15 of the CONTRACT. Subject to Clause 21.3.2, upon receipt of the parent company guarantee, or extension thereof as may be applicable, CONTRACTOR will, without unreasonable delay, remobilize and resume the performance of the CONTRACT; or

20.2.4    Failure by the PURCHASER to comply with its obligations under Clause 16, (in particular failure to obtain any required export license, or suspension of any export license obtained), for the period provided for in Clause 16.6. Subject to Clause 21.3.4, upon compliance by the PURCHASER with such obligations the CONTRACTOR will, without unreasonable delay, remobilize and resume the performance of the CONTRACT; or

Contract Reference: [***]
Contractor Reference number: [***]

20.2.5    Any other delay, failure, non-compliance, act or omission by the PURCHASER expressly giving the CONTRACTOR a contractual right of suspension. Subject to Clause 21.3.1, upon remedy of the relevant delay, failure, non-compliance, act or omission by the PURCHASER the CONTRACTOR will, without unreasonable delay, remobilize and resume the performance of the CONTRACT; or

20.2.6    FORCE MAJEURE under Clause 22. Subject to Clause 21.4, upon cessation of the FORCE MAJEURE event the CONTRACTOR will, without unreasonable delay, remobilize and resume the performance of the CONTRACT.

20.3    In the event of suspension under Clauses 20.1 and/or 20.2 above, the PURCHASER will pay to the CONTRACTOR:

(i)    all additional costs and expenses incurred by the CONTRACTOR and/or its SUBCONTRACTORS in connection with demobilization and remobilization due to suspension in accordance with this Clause 20 including without limitation any costs incurred to secure, protect and/or maintain the EQUIPMENT. The PURCHASER will pay such costs and expenses monthly against invoices provided by the CONTRACTOR in accordance with Clause 15.2; and

(ii)    any part of the CONTRACT PRICE for payment milestones met by CONTRACTOR prior to the effective date of such suspension; and

(iii)    any costs incurred by the CONTRACTOR and/or its SUBCONTRACTORS in connection with works carried out or in progress at the effective date of the suspension. The CONTRACTOR will be entitled to invoice such costs, and the PURCHASER will pay in accordance with Clause 15.2; and

(iv)    any costs incurred by the CONTRACTOR and/or its SUBCONTRACTORS arising from storage of the EQUIPMENT, prolongation of the PROJECT TIME SCHEDULE, reallocation of resources including without limitation production slots and the CONTRACTOR’S and/or SUBCONTRACTORS’ workforce, project management and administration (including any such costs provided for in Clauses 4.6, 9.4 and 10.20); and

(v)    any costs incurred by the CONTRACTOR arising from the extension or re-issue by the PURCHASER of any parent company guarantee provided to CONTRACTOR in accordance with Clause 15.

20.4    In the event of suspension as per Clauses 20.1 and/or 20.2 above the CONTRACTOR will be entitled to an extension of time and the date(s) or period(s) specified in the PROJECT TIME SCHEDULE will be modified accordingly to account for (i) the period of suspension together with demobilization and remobilization time and (ii) adjustment for any other delay which has been caused by the suspension including without limitation the necessity to reallocate CONTRACTOR’S or its SUBCONTRACTORS’ production slots or workforce during the suspension.

21    TERMINATION OF THE CONTRACT

21.1        The PURCHASER will not be entitled to terminate the CONTRACT for its convenience except where the prior written agreement of the CONTRACTOR has first been obtained (such agreement not to be unreasonably withheld). Where the prior written agreement of the CONTRACTOR has been obtained, the PURCHASER will provide notice in writing to the CONTRACTOR terminating the CONTRACT for convenience. The CONTRACTOR will,

Contract Reference: [***]
Contractor Reference number: [***]

as soon as reasonably practicable, but no later than [***] after having received the notification of termination from the PURCHASER under this Clause 21.1 cease all further work and performance under the CONTRACT, (and require its SUBCONTRACTORS to cease all further work). Termination will take effect at the end of this [***] period. The CONTRACTOR will be entitled to claim from the PURCHASER and the PURCHASER will be obligated to pay the CONTRACTOR:

21.1.1    Any balance of the CONTRACT PRICE due in connection with EQUIPMENT and/or SERVICES already supplied to the PURCHASER which has been invoiced but remains unpaid at the effective date of termination; and

21.1.2    Reasonable compensation and profit for works performed and/or in progress, but not yet invoiced to the PURCHASER, at the effective date of termination including, without limitation, (i) labor, engineering, and overhead (ii) materials, parts or components manufactured and/or assembled in whole or in part, and (iii) other raw materials or supplies ordered or purchased, (whether or not any such amount has become due and payable under the CONTRACT at the effective date of termination); and

21.1.3    Reasonable costs in connection with the CONTRACTOR’S termination of related orders, subcontracts and supply agreements or other commitments entered into for the performance of the CONTRACT; and

21.1.4    A cancellation fee of [***] of the balance of the CONTRACT PRICE for the portion of the CONTRACT which has not been performed at the effective date of termination. Such fee will constitute full and final satisfaction with respect to the CONTRACTOR’S loss of profit for the unperformed portion of the CONTRACT. The PARTIES acknowledge and irrevocably agree that this cancellation fee represents a fair and reasonable assessment of the CONTRACTOR’S loss of profit on the unperformed portion of the CONTRACT; and

21.1.5    Any other cost, expense, or liability reasonably incurred by the CONTRACTOR in connection with, or arising out of, the termination or in expectation of completing the CONTRACT.
21.1.6    The CONTRACTOR will use commercially reasonable efforts to mitigate its losses and will submit its claim for compensation to the PURCHASER under this Clause 21.1 within [***] of the effective date of termination. The PARTIES will agree upon compensation due to the CONTRACTOR within [***] of submission of the CONTRACTOR’S claim. If the PARTIES do not reach agreement within the stated period, then the CONTRACTOR may proceed to arbitration in accordance with Clause 23. The PURCHASER’S liability to the CONTRACTOR under this Clause 21.1 will not exceed the CONTRACT PRICE at the effective date of termination. Upon the PARTIES reaching agreement on compensation due to the CONTRACTOR, the CONTRACTOR will be entitled to invoice the PURCHASER, and the PURCHASER will pay within [***] of receiving the invoice. If, at the effective date of termination, the CONTRACTOR has received payments from the PURCHASER under the CONTRACT, then Clause 21.6 will apply. Title to any EQUIPMENT, materials or tangible works in progress paid for by the PURCHASER under this Clause 21.1, but not yet supplied to the PURCHASER, will pass to the PURCHASER upon receipt of full payment by the CONTRACTOR under this Clause 21.1. The PURCHASER will be obligated to collect and transport any such EQUIPMENT, materials or tangible works in progress at no cost to the CONTRACTOR. In the event that the PURCHASER does not collect such EQUIPMENT, materials or tangible works in progress within a period of [***] from the effective date of termination, then the CONTRACTOR will be entitled, (without liability to the PURCHASER), to use or dispose of such EQUIPMENT, materials and tangible works in progress.

Contract Reference: [***]
Contractor Reference number: [***]

21.2    The PURCHASER will have the right to terminate the CONTRACT with immediate effect for a proven MATERIAL BREACH by the CONTRACTOR, which is caused solely by the CONTRACTOR, (after giving [***] prior written notice to the CONTRACTOR of the MATERIAL BREACH in order to allow CONTRACTOR to rectify the breach or for the PARTIES to reach a mutually acceptable solution), where (i) the CONTRACTOR fails to rectify the MATERIAL BREACH and (ii) no such solution is reached. The PARTIES agree that the following breaches will constitute a MATERIAL BREACH and, to the fullest extent permitted by law, the following remedies for MATERIAL BREACH by the CONTRACTOR will apply:

21.2.1    The CONTRACTOR becoming bankrupt or insolvent, having a receiving order against it, compounding its creditors, or carrying on business under a receiver, trustee or manager for the benefit of its creditors, or going into liquidation; or

21.2.2    Despite corrective measures having been performed as provided for in Clause 11, all GENSETS supplied by the CONTRACTOR under this CONTRACT have failed to achieve the specified PERFORMANCE GUARANTEE for exhaust emissions specified in ANNEX A3; or
21.2.3    Termination of the CONTRACT by the CONTRACTOR as provided for in Clause 24.14.

21.2.4    In case of termination for MATERIAL BREACH the PURCHASER will be entitled to (i) be refunded any payments received by the CONTRACTOR at the date of termination for MATERIAL BREACH and in addition (ii) claim from the CONTRACTOR proven direct damages up to a maximum sum not exceeding [***] of the balance of the CONTRACT PRICE which has not been paid by the PURCHASER to the CONTRACTOR at the date of termination. However, damages in (ii) above will: (i) be reduced by any liquidated damages already paid to the PURCHASER by the CONTRACTOR under the CONTRACT and (ii) not exceed the CONTRACTOR’s aggregate limit of liability set forth in Clause 18.2. The refund in (i) above and the damages in (ii) above will constitute full and final satisfaction of the PURCHASER’S claims, rights and remedies for the termination of the CONTRACT for such proven MATERIAL BREACH.. Any amounts owed to PURCHASER under this Clause 21.2.4 shall be paid by CONTRACTOR to PURCHASER within [***].

21.2.5    To the fullest extent permitted by law and save as expressly stated to the contrary in Clause 21.7, any other or additional claim, right or remedy of the PURCHASER against the CONTRACTOR in the event of termination for MATERIAL BREACH of the CONTRACT is expressly excluded.

21.3    The CONTRACTOR will be entitled to terminate the CONTRACT with immediate effect for MATERIAL BREACH by the PURCHASER, (after giving [***] prior written notice to the PURCHASER of the MATERIAL BREACH in order to allow the PURCHASER to rectify the breach or for the PARTIES to reach a mutually acceptable solution), where (i) the PURCHASER fails to rectify the MATERIAL BREACH and (ii) no such solution is reached. The PARTIES agree that the following breaches will constitute a MATERIAL BREACH and, to the fullest extent permitted by law, the following remedies for MATERIAL BREACH by the PURCHASER will apply:

21.3.1    The PURCHASER has failed to remedy a delay, failure, non-compliance, act or omission, permitting the CONTRACTOR to suspend the performance of the CONTRACT under Clause 20.2.5, for a period exceeding [***]; or

Contract Reference: [***]
Contractor Reference number: [***]

21.3.2    The PURCHASER breaches its obligations to provide timely payment or fails to produce or extend the required parent company guarantee in accordance with Clause 15 and has not remedied the breach within [***]; or

21.3.3    The performance of the CONTRACT has been suspended by the PURCHASER under Clause 20.1 for a period exceeding [***]; or

21.3.4    The PURCHASER fails to fulfil its obligations under Clause 16 for a period exceeding [***]; or

21.3.5    The PURCHASER has failed to rectify any non-compliance with applicable Health, Safety and Environmental requirements, or remove a risk of injury to CONTRACTOR’S personnel or representatives, as per Clause 10.3 and such failure has not been remedied within [***]; or

21.3.6    The PURCHASER becoming bankrupt or insolvent, having a receiving order against it, compounding its creditors, or carrying on business under a receiver, trustee or manager for the benefit of its creditors, or going into liquidation.

21.3.7    In the event of termination by the CONTRACTOR for MATERIAL BREACH by the PURCHASER, the CONTRACTOR will be entitled to (i) any payments received from the PURCHASER for EQUIPMENT and/or SERVICES already supplied as at the date of termination, and (ii) claim from the PURCHASER, (in so far as such costs, expenses, damages, losses, overheads and profit are not compensated by the amounts retained in (i) above), all costs, expenses, damages and losses including reasonable overhead and profit in connection with or arising out of such termination of the CONTRACT, including without limitation the CONTRACTOR’S works in progress and the CONTRACTOR’S termination of related orders, subcontracts and supply agreements or other commitments entered into for the performance of the CONTRACT. Should any additional amount be due to the CONTRACTOR under this Clause 21.3.7 following offset by the CONTRACTOR in accordance with Clause 21.6 then the PURCHASER will pay any such additional amount within [***] of the date of the CONTRACTOR’S invoice setting out such additional amount due under this Clause 21.3.7. Title to any EQUIPMENT, materials or tangible works in progress paid for by the PURCHASER under this Clause 21.3.7, but not yet supplied to the PURCHASER, will pass to the PURCHASER upon receipt of full payment by the CONTRACTOR under this Clause 21.3.7. The PURCHASER will be obligated to collect and transport any such EQUIPMENT, materials or tangible works in progress at no cost to the CONTRACTOR. In the event that the PURCHASER does not collect such EQUIPMENT, materials or tangible works in progress within a period of [***] from the effective date of termination, then the CONTRACTOR will be entitled, (without liability to the PURCHASER), to use or dispose of such EQUIPMENT, materials and tangible works in progress.

21.4    Subject only to Clause 21.5 below, each of the PARTIES will be entitled to terminate the CONTRACT without liability by submitting [***] prior written notice to the other PARTY in the event that a single event of FORCE MAJEURE in accordance with Clause 22 has endured for a period exceeding [***].

21.5    In the event of termination for FORCE MAJEURE in accordance with Clause 21.4, or in the case of termination by the CONTRACTOR under Clause 37.5 then the CONTRACTOR will be entitled to any payments received from the PURCHASER for EQUIPMENT and/or SERVICES already supplied as at the date of termination. In the event of termination for FORCE MAJEURE by PURCHASER in accordance with Clause 21.4, CONTRACTOR shall also be entitled to claim from the PURCHASER, (in so far as such costs and expenses are not compensated by the amounts retained above), all costs and expenses incurred by the CONTRACTOR for the part of the CONTRACT performed up to the date of termination together with all unavoidable costs and expenses paid or incurred by the CONTRACTOR in giving effect to such termination (including, but not limited to, costs of

Contract Reference: [***]
Contractor Reference number: [***]

removal from the SITE of all temporary equipment and material, reimbursement for termination by the CONTRACTOR of related orders, subcontracts and supply agreements and other commitments entered into for the performance of the CONTRACT, and costs incurred due to disposal of material and EQUIPMENT). Should any additional amount be due to the CONTRACTOR under this Clause 21.5 following offset by the CONTRACTOR in accordance with Clause 21.6 then the PURCHASER will pay any such additional amount within [***] of the date of the CONTRACTOR’S invoice setting out such additional amounts due under this Clause 21.5.

21.6    In the event of termination (i) by the PURCHASER under Clause 21.1 or 21.4, or (ii) by the CONTRACTOR under Clauses 21.3, 21.4 or 37.5, any payments received by the CONTRACTOR under the terms of this CONTRACT at the effective date of termination will be retained by the CONTRACTOR pending assessment of the CONTRACTOR’S entitlement to compensation, costs, expenses, loss and/or damages under Clauses 21.1, 21.3 or 21.5 as may be applicable. The CONTRACTOR will be entitled to offset against such retained payments any entitlements it may have under Clause 21.1, 21.3 or 21.5 as may be applicable. The CONTRACTOR will provide to the PURCHASER a reasonably detailed account in writing of the amounts offset within [***] of the effective date of the termination and will identify therein, where applicable, any remaining balance which is to be refunded to the PURCHASER following deduction of the CONTRACTOR’S entitlement. Any such amounts which PURCHASER is entitled to a refund under this Clause 21.6 shall be paid by CONTRACTOR to PURCHASER within [***] after such identification. Where the entitlement of the CONTRACTOR is disputed by the PURCHASER then the CONTRACTOR may continue to retain the relevant payments until such time as the dispute is resolved between the PARTIES or is resolved through dispute resolution proceedings under Clause 23.

21.7    Proven breach or violation of (i) the obligations of a PARTY under Clauses 30.1, 30.2, or 30.3, or (ii) the express obligations of a PARTY under Clause 37, by one of the PARTIES will be deemed to be a MATERIAL BREACH of CONTRACT by that PARTY. The non-defaulting PARTY will be entitled to terminate the CONTRACT with immediate effect and to pursue the remedy for termination for MATERIAL BREACH set forth in Clause 21.2 or 21.3 (as may be applicable). In addition, the non-defaulting PARTY may pursue the remedy in Clauses 30.6 or 37.9 (as may be applicable).

21.8    To the fullest extent permitted by law, and unless expressly stated to the contrary elsewhere in the CONTRACT, the rights of the PURCHASER to terminate the CONTRACT and the remedies expressly provided for in this Clause 21 will be the sole and exclusive rights and remedies of the PURCHASER in connection with termination of the CONTRACT. All other claims, rights and/or remedies of the PURCHASER for termination of the CONTRACT are hereby expressly excluded.
21.9     Notwithstanding anything herein or elsewhere to the contrary, in the event that the CONTRACTOR has failed to deliver all EQUIPMENT within [***] of the final engine delivery date, then PURCHASER shall have the right to terminate the CONTRACT and PURCHASER shall be entitled to a refund of any amounts paid by PURCHASER to CONTRACTOR for the EQUIPMENT which CONTRACTOR has failed to deliver to PURCHASER hereunder. Any such amounts which PURCHASER is entitled to a refund under this Clause 21.9 shall be paid by CONTRACTOR to PURCHASER within [***].

Contract Reference: [***]
Contractor Reference number: [***]

22    FORCE MAJEURE

22.1    Either PARTY will be entitled to suspend performance of, and will be excused for non-performance of, its obligations under the CONTRACT, to the extent that such performance is prevented or impeded by any of the following circumstances (each of which will constitute an event of FORCE MAJEURE); acts of god, and any other circumstances beyond the control of a PARTY such as, but not limited to: fire, earthquake, volcanic activity, flood, landslide, hurricane, typhoon, cyclone, named tropical system, storm, sand storm, snow storm, unseasonable weather, tidal wave, tsunami, tornado, and other natural disasters; loss of power; blockades, strikes, lockouts, industrial action, (not limited to a PARTY); war (whether declared or not), civil war, act of foreign enemies, hostilities, riot, disorder, police action, extensive military mobilization, terrorist action, insurrection, rebellion, invasion, martial law, military coup; contamination, radioactive or other toxic hazards, explosion, use of military munitions; environmental impacts which could not be reasonably foreseen such as dust, sub-soil conditions, pollution or unusual air quality; travel restrictions, severe travel warnings; epidemic, pandemic, plague; requisition, seizure, SANCTIONS, changes in EXPORT CONTROL LAWS; and cyberattacks, denial-of-service attacks, data breaches or other cybersecurity incidents including acts of cyber blackmail or extortion, (where such incidents are not caused by the failure of the affected PARTY to implement and maintain reasonable industry-standard security measures). For the avoidance of doubt, FORCE MAJEURE will include any of the above circumstances which impact performance by SUBCONTRACTORS but will in no case apply to the PURCHASER’S obligation to pay the CONTRACTOR as provided for in this CONTRACT.

22.2    A circumstance referred to in Clause 22.1 above which existed, occurred or was threatened or known prior to the date of signing the CONTRACT, will constitute FORCE MAJEURE and entitle the affected PARTY to suspend its performance of the CONTRACT under this Clause 22 unless and to the extent that the impact of such circumstance on the performance of the CONTRACT could have been fully anticipated at the date of signing the CONTRACT.

22.3    The PARTY claiming to be affected by FORCE MAJEURE will notify the other PARTY in writing without undue delay, but in any event within [***] of becoming aware of the occurrence of the FORCE MAJEURE event.

22.4    The affected PARTY will use reasonable efforts to minimize any delay in its performance of the CONTRACT as a result of FORCE MAJEURE. Such reasonable efforts will not include any measure which would be financially or logistically burdensome to the affected PARTY or would cause the affected PARTY to breach binding contractual obligations to a third party.

22.5    In the case of FORCE MAJEURE, either PARTY will be entitled to suspend its performance of the CONTRACT in accordance with Clause 20. Where any single event of FORCE MAJEURE exceeds a period of [***] either PARTY will be entitled to terminate the CONTRACT in accordance with Clause 21.4.

23    ARBITRATION

23.1    Any claim, dispute or controversy arising out of, relating to or in connection with this CONTRACT which is not resolved by the PARTIES in accordance with this Clause 23 will be finally settled by international arbitration as provided for in this Clause 23.

Contract Reference: [***]
Contractor Reference number: [***]

23.2    Where a PARTY has any claim against, or dispute or controversy with the other PARTY arising out of, relating to or in connection with this CONTRACT, that PARTY will notify the other PARTY in writing of such claim, dispute or controversy (complying with the requirements of Clause 34).

23.3    The PARTIES will, in the first instance, endeavor in good faith to resolve any claim, dispute or controversy arising out of, relating to or in connection with this CONTRACT.

23.4    If no agreement is reached within thirty (30 days) of notification by a PARTY of such claim, dispute or controversy pursuant to Clause 23.2, then either PARTY will have the right to commence arbitration. The dispute will be settled according to the current rules of arbitration of the International Chamber of Commerce (ICC). The PARTIES agree that the emergency arbitrator provisions and the expedited arbitration procedure will not apply. The PARTIES agree that any such arbitration proceedings will be confidential.

23.5    The place of arbitration will be Austin, Texas. The arbitration will be held before three (3) arbitrators appointed in accordance with the said rules. The law governing the arbitration will be the law which governs the CONTRACT as per Clause 36 and the arbitration hearing will be conducted in the English language. Unless decided to the contrary by the arbitration tribunal, the PARTIES agree that documents may be submitted or produced in connection with the arbitration in their original language without the need for an official translation, even where the original language is not the English language.

23.6    The decision of the arbitrators will be final and binding on the PARTIES. In the event that an award or judgement is rendered against a PARTY, such PARTY will unconditionally submit to the jurisdiction of any court possessing the legal authority to recognize and/or enforce said award or judgment, including any such court within their domicile. Furthermore, such PARTY will not oppose or contest the recognition and/or enforcement of the award or judgment by any such court.

24    CONFIDENTIALITY AND INTELLECTUAL PROPERTY

24.1    All CONFIDENTIAL INFORMATION disclosed or provided by, or on behalf of, a PARTY to the other PARTY or its PERMITTED RECIPIENTS, prior or subsequent to the EFFECTIVE DATE, will remain at all times the property of the disclosing PARTY or its AFFILIATES, subcontractors or suppliers as the case may be.

24.2    The PARTIES agree that nothing in this CONTRACT will constitute or be construed to constitute an assignment or transfer of any rights of whatsoever nature in or to BACKGROUND IP, or part thereof, of a PARTY (or its AFFILIATES, subcontractors or suppliers as the case may be) to the other PARTY, its PERMITTED RECIPIENTS and/or any other third party. In the unlikely event that any FOREGROUND IP is created during the validity of this CONTRACT, then the ownership and rights of use of such FOREGROUND IP will be determined in accordance with the terms of the separate development agreement under which the FOREGROUND IP was created.

24.3    Except as otherwise expressly set forth in Clauses 24.4, 24.12 or 24.13, neither the receiving PARTY, its PERMITTED RECIPIENTS, nor any third party to whom it has disclosed any CONFIDENTIAL INFORMATION as permitted by this Clause 24 will have a right to (i) use, or (ii) grant any license, with respect to any CONFIDENTIAL INFORMATION of the disclosing PARTY and/or its AFFILIATES, subcontractors or suppliers as the case may be.

Contract Reference: [***]
Contractor Reference number: [***]

24.4    Subject to the provisions of Clauses 24.12 and 24.13, CONFIDENTIAL INFORMATION provided by, or on behalf of, the disclosing PARTY to the receiving PARTY or its PERMITTED RECIPIENTS will only be used or permitted to be used by the receiving PARTY or its PERMITTED RECIPIENTS to the extent necessary for the performance of the receiving PARTY’S obligations under this CONTRACT unless the receiving PARTY has first obtained the written consent of the disclosing PARTY to do otherwise.

24.5    Following TAKE OVER, the PURCHASER or its PERMITTED RECIPIENTS may only use the CONFIDENTIAL INFORMATION of the CONTRACTOR (or its AFFILIATES or SUBCONTRACTORS as the case may be) in accordance with the licenses expressly granted to the PURCHASER in Clauses 24.12 and 24.13 below.

24.6    The receiving PARTY and its PERMITTED RECIPIENTS may not, without the prior written consent of the disclosing PARTY, disclose, transmit, or communicate to a third party any CONFIDENTIAL INFORMATION of the disclosing PARTY (or its AFFILIATES, subcontractors or suppliers as the case may be) except (i) where and to the extent such disclosure, transmission, or communication is necessary for the fulfilment of the receiving PARTY’S obligations under the CONTRACT and (ii) only where the receiving PARTY and/or its PERMITTED RECIPIENTS has first ensured that the restrictions on use, confidentiality and/or nondisclosure obligations in this Clause 24 are known, understood by and will be complied with by any and all such third parties to whom such disclosure is to be made by the receiving PARTY and/or its PERMITTED RECIPIENTS.

24.7    Subject, to the fullest extent permitted by law, to the exclusions and limitations of liability contained in Clause 18, the receiving PARTY will be liable for any and all proven failure to comply with such restrictions on use and/or breach of the confidentiality and/or nondisclosure obligations in this Clause 24 by such receiving PARTY and/or any of its PERMITTED RECIPIENTS and/or third parties to which disclosure has been made in accordance with Clause 24.6 above.

24.8    The receiving PARTY, its PERMITTED RECIPIENTS or third parties to which disclosure has been made in accordance with Clause 24.6 above will not copy, duplicate, extract or otherwise reproduce any CONFIDENTIAL INFORMATION (or part thereof) provided by or on behalf of the disclosing PARTY otherwise than as strictly necessary for the performance of the receiving PARTY’S obligations under this CONTRACT, as strictly required for the operation or maintenance of the EQUIPMENT in accordance with the licenses granted in Clauses 24.12 and/or 24.13 or as strictly necessary to comply with mandatory applicable law in accordance with Clause 24.10.5.

24.9    Upon expiration or earlier termination of this CONTRACT, or in the event that the licenses in Clauses 24.12 and/or 24.13 are revoked in accordance with their terms, the receiving PARTY will ensure that all CONFIDENTIAL INFORMATION and/or copies, duplicates, extracts or reproductions thereof will, on the request of the disclosing PARTY, be returned or destroyed (at the discretion of the disclosing PARTY). In the event of destruction, the receiving PARTY will provide evidence that all such CONFIDENTIAL INFORMATION and/or copies, duplicates, extracts or reproductions thereof have been destroyed, provided that the receiving PARTY, its PERMITTED RECIPIENTS, and/or third parties to which disclosure has been made in accordance with Clause 24.6 above will be entitled to retain copies (i) for use in connection with legal proceedings, or mandatory applicable law, and/or statutory retention obligations or (ii) pursuant to a bona fide internal data back-up or data retention policy, subject to the condition that such copies are not recovered or otherwise accessed or used.

Contract Reference: [***]
Contractor Reference number: [***]

24.10    The receiving PARTY will not be in breach of its confidentiality or non-disclosure obligations in this Clause 24 where and to the extent that the receiving PARTY can prove:

24.10.1    That such CONFIDENTIAL INFORMATION was or has become available for use in the public domain otherwise than through breach by the receiving PARTY, (its PERMITTED RECIPIENTS or third parties to which the receiving PARTY or its PERMITTED RECIPIENTS has disclosed such CONFIDENTIAL INFORMATION), of any confidentiality or non-disclosure obligations or use restrictions in this CONTRACT or any other written agreement between the PARTIES: or

24.10.2    That such CONFIDENTIAL INFORMATION was already known to it (without restrictions on confidentiality, disclosure or use) prior to it receiving such CONFIDENTIAL INFORMATION under or in connection with this CONTRACT; or

24.10.3    That such CONFIDENTIAL INFORMATION was received without restriction on further disclosure or use from a third party who lawfully acquired it and who is itself under no obligation restricting its confidentiality, disclosure or use; or

24.10.4    From its records and/or extrinsic evidence that such CONFIDENTIAL INFORMATION was generated independently of that received under or in connection with this CONTRACT, and that a right of prior use existed; or
24.10.5    That the disclosure of such CONFIDENTIAL INFORMATION was compelled by operation of mandatory law and that the receiving PARTY took all reasonable steps (to the extent permitted by law) (i) to provide without delay prior written notice to the disclosing PARTY (together with a copy of any relevant access request or court order) to permit the disclosing PARTY time and opportunity to protect its interests, and (ii) after taking legal advice, to resist or narrow the disclosure to only that which it was legally compelled to disclose, and (iii) to ensure that the CONFIDENTIAL INFORMATION which it was compelled to disclose was afforded confidential treatment.

24.11    Notwithstanding the expiry or termination of this CONTRACT for any reason, the confidentiality and/or non-disclosure obligations of the PARTIES with respect to CONFIDENTIAL INFORMATION will survive (i) to the fullest extent permitted by law in perpetuity (or otherwise for the maximum period permitted by law taking into account the nature of the CONFIDENTIAL INFORMATION), or (ii) until such CONFIDENTIAL INFORMATION enters the public domain through no fault of the receiving PARTY, (its PERMITTED RECIPIENTS, or third parties to which disclosure has been made in accordance with Clause 24.6).

24.12    The PARTIES agree that all data held within the engine control cabinet, or any other data collection and/or storage system forming part of the EQUIPMENT (for example the LCC or IPC as applicable), including operating data will belong to, and remain at all times vested in, Bergen Engines AS or its AFFILIATE or SUBCONTRACTOR (as the case may be). The CONTRACTOR hereby grants the PURCHASER a non-exclusive, non-transferable, royalty-free license to use such data solely for the purpose of operating and maintaining the EQUIPMENT. Such license will in no case permit the PURCHASER, to use the license for the purpose of re-producing EQUIPMENT (or any component thereof), modifying or altering the EQUIPMENT, producing or permitting third parties to produce spare parts or components or other use beyond operation and maintenance of the EQUIPMENT. The CONTRACTOR retains the right to revoke or terminate, at its discretion, any such license with immediate effect should the PURCHASER breach any restrictions on use related to the data used under the license.

Contract Reference: [***]
Contractor Reference number: [***]

24.13    All CONFIDENTIAL INFORMATION of the CONTRACTOR and/or its AFFILIATES or SUBCONTRACTORS as the case may be, including but not limited to drawings and technical data, remains the property of, and vested in, the CONTRACTOR and/or its AFFILIATES or SUBCONTRACTORS as the case may be. The CONTRACTOR hereby grants the PURCHASER a royalty free, non-exclusive, non-transferable license to use the CONFIDENTIAL INFORMATION relating to the EQUIPMENT for the limited purpose of operating and maintaining the EQUIPMENT for generating power at the SITE only and no other purpose whatsoever. Should the PURCHASER use the CONFIDENTIAL INFORMATION relating to the EQUIPMENT for the purpose of re-producing the EQUIPMENT (or any component thereof), modifying or altering the EQUIPMENT, producing or permitting third parties to produce spare parts or components or any other use beyond operating and maintaining the EQUIPMENT for generating power at the SITE or otherwise breach any of the restrictions on use, confidentiality and/or any non-disclosure obligations under this Clause 24, then the CONTRACTOR will be entitled, at its discretion, to revoke or terminate this license with immediate effect.

24.14    If any proven claim has been asserted against the PURCHASER that any part of the EQUIPMENT constitutes a violation or infringement of any patent, copyright, registered design or other proprietary right held by a third party, where such violation or infringement is caused by the CONTRACTOR, then the PURCHASER will notify the CONTRACTOR without undue delay. The CONTRACTOR may at its sole discretion (i) acquire the necessary licenses to permit the PURCHASER to operate and maintain the EQUIPMENT, or (ii) replace or modify the EQUIPMENT, or infringing part thereof, to render the EQUIPMENT non-infringing, or (iii) terminate the CONTRACT. In the event that the CONTRACTOR elects to proceed with (i) or (ii) above, this will constitute the sole right and remedy of the PURCHASER arising out of or in connection with a proven allegation or proven claim of violation or infringement of the intellectual property rights of such third party. Where the CONTRACTOR elects to terminate the CONTRACT pursuant to (iii) above, this will be deemed to be a MATERIAL BREACH and the PURCHASER may, as its sole right and remedy, pursue the remedies provided to it in Clause 21.2.

24.15    The PURCHASER agrees to indemnify the CONTRACTOR against any damages, losses, costs, expenses, (including legal fees), responsibilities and claims arising out of or in connection with a violation or infringement of any patent, copyright, registered design or other proprietary right held by a third party which arises strictly due to modifications made to the EQUIPMENT by PURCHASER ; provided, however, that PURCHASER’S maximum liability under this Clause 24.15 shall be limited to and in no case exceed [***] of the CONTRACT PRICE. Subject to the foregoing and Clause 18.2, the CONTRACTOR agrees to indemnify the PURCHASER against any damages, losses, costs, expenses, (including legal fees), responsibilities and claims arising out of or in connection with a violation or infringement of any patent, copyright, registered design or other proprietary right held by a third party which otherwise arises in connection with the EQUIPMENT.

24.16    Each PARTY agrees not to disclose or provide to the other PARTY any PROHIBITED INFORMATION whether specifically related to the subject matter of this CONTRACT or otherwise. In the event that, notwithstanding the foregoing, a PARTY has received any PROHIBITED INFORMATION then such PARTY will without delay (i) notify the other PARTY in writing that they have received, and the nature of, the PROHIBITED INFORMATION, (ii) delete or procure the deletion of such PROHIBITED INFORMATION and any copy thereof, and (iii) ensure that such PROHIBITED INFORMATION is not disclosed or further disseminated and is treated in strictest confidence.

Contract Reference: [***]
Contractor Reference number: [***]

24.17    Reserved.

24.18    The PARTIES and each of them acknowledge and agree that, due to the nature, sensitivity and commercial value of the CONFIDENTIAL INFORMATION disclosed by, or on behalf of, the disclosing PARTY to the receiving PARTY, (or its PERMITTED RECIPIENTS or third parties to which disclosure has been made in accordance with Clause 24.6 above), under this CONTRACT, damages alone would not be a sufficient remedy to compensate the disclosing PARTY for harm suffered as a result of a breach by the receiving PARTY, (or its PERMITTED RECIPIENTS or third parties to which disclosure has been made in accordance with Clause 24.6 above), of their obligations under this Clause 24. The PARTIES agree that without prejudice to any other right or remedy permitted under this CONTRACT, the non-defaulting PARTY will be entitled to seek injunctive relief.

25    ASSIGNMENT, NOVATION AND SUB-CONTRACTING

25.1    Neither PARTY will novate the CONTRACT or assign or otherwise transfer any of its rights, benefits, entitlements or obligations under the CONTRACT to a third party without the prior written consent of the other PARTY. In the event of the prior written consent of the other PARTY having been obtained, as required in this Clause 25.1, the consenting PARTY agrees to provide reasonable cooperation in documenting any such novation, assignment, or transfer, provided that such documentation must be on terms and in a form which is acceptable to the consenting PARTY.

25.2    Neither PARTY will subcontract the whole of its respective scope of supply under the CONTRACT. Each PARTY will be responsible for all equipment, services and any ancillary works supplied by its subcontractors.

26    ENTIRE AGREEMENT

26.1    This CONTRACT will constitute the entire agreement and understanding between the PARTIES in relation to its subject matter and will supersede and replace (i) any Letter of Intent (LOI) relating to this CONTRACT which was previously entered into by the PARTIES and/or (ii) all prior oral and written agreements, communications, statements and/or understandings in so far as they apply to the subject matter of this CONTRACT. Any statements, assurances, promises, warranties, undertakings, guarantees or representations intended to be provided by the CONTRACTOR to the PURCHASER are those expressly included in this CONTRACT and, to the fullest extent permitted by law, no additional statements, assurances, promises, warranties, undertakings, guarantees or representations (whether express, collateral or otherwise) by the CONTRACTOR to the PURCHASER will be implied into this CONTRACT and are expressly and intentionally excluded. The PURCHASER acknowledges and agrees that it does not rely upon, has not relied upon, and will have no remedy in respect of, (i) any statement, assurance, promise, undertaking or representation, whether negligently or innocently made, of any person (whether a PARTY to the CONTRACT or not) or (ii) any guarantee, warranty or previous understanding, other than as expressly set out in this CONTRACT. No PARTY seeks to exclude or limit its liability for fraudulent misrepresentation upon which another PARTY can be shown to have relied.

27    HEADINGS

27.1        The clause headings included in this document or in the ANNEXES are for convenience only and will not affect the interpretation of the CONTRACT.

Contract Reference: [***]
Contractor Reference number: [***]

28    RELATIONSHIP OF THE PARTIES

28.1    The relationship of the PARTIES is that of independent contractors. No relationship of agent and principal, employer and employee, partnership or fiduciary relationship exists, or will be construed to exist, between the PARTIES and are hereby expressly excluded.

28.2    A PARTY will not contract in the name of, or in any way bind, the other PARTY without the other PARTY’S express prior written consent. A PARTY will not hold itself out as the representative, partner or agent of the other PARTY nor take any action which might result in any third party construing or understanding that such PARTY has authority to contract or enter into any binding commitment on behalf of the other PARTY.

28.3    Each PARTY will be responsible for its own employees. None of the employees, servants or agents of a PARTY will be considered, or in any way represent themselves, as being employees, servants or agents of the other PARTY or be entitled to any of the benefits supplied by that other PARTY to its own employees.

29    SURVIVAL

29.1    Any provision of this CONTRACT which due to its nature and/or the intention of the PARTIES should survive expiration or termination of this CONTRACT will survive such expiration or termination of this CONTRACT. In particular, the PARTIES agree that Clauses 7.1.1, 13.9, 17, 18, 21, 23, 24, 26.1, 30.6, 30.7, 31.1, 33.1, 36.1, 36.2, 37.8, 37.9, 38 and this Clause 29.1 will survive expiration or termination of this CONTRACT.

30    COMPLIANCE WITH LAWS

30.1    Each PARTY confirms that it will comply with mandatory applicable laws of the European Union, Norway, England and Wales, United States of America, the country of the PURCHASER or the SITE, (as may be applicable to the performance of the CONTRACT), where such mandatory applicable laws (i) relate to ABC LAWS, anti-money laundering, antitrust and competition, export controls, data protection, anti-discrimination and human rights, tax and fraud, and (ii) are current and subsequently in place during the validity of the CONTRACT. Upon reasonable request by one PARTY the other PARTY will demonstrate that it has appropriate measures in place to comply with such mandatory applicable laws.

30.2    To the extent that personal data is being transferred and processed in connection with this CONTRACT each PARTY undertakes that it will have in place appropriate technical and organizational measures to (i) protect the personal data against unlawful destruction or loss, alteration, unauthorized disclosure or access, and (ii) provide a level of security appropriate to the risk represented by the processing and the nature of the data to be protected. Each PARTY further undertakes that to the extent applicable it will process such personal data only in relation to the performance of its contractual obligations.

Contract Reference: [***]
Contractor Reference number: [***]

30.3    Each PARTY undertakes that it and its AFFILIATED PERSONS in connection with the performance of the PARTY’S respective obligations under the CONTRACT:

30.3.1    Have to the best of their knowledge complied, (and will continue to comply), with all mandatory applicable laws referred to in Clause 30.1 and have to the best of their knowledge not taken, (and will not take or fail to take), any action, where such act or omission would subject the other PARTY to liability under such mandatory applicable laws;

30.3.2    Will not intentionally offer or promise an INAPPROPRIATE INDUCEMENT whether directly or through intermediaries; and

30.3.3    Will make their respective best efforts to completely document and archive the documentation concerning business relationships with GOVERNMENT OFFICIALS.

30.4    Each PARTY confirms that where and to the extent required by mandatory applicable law referred to in Clause 30.1 it will, and will use its best efforts to procure that its AFFILIATED PERSONS will, include materially similar obligations to those obligations set forth in Clauses 30.1, 30.2, 30.3 and this Clause 30.4 in any contracts, agreements or purchase orders related to this CONTRACT.

30.5    Either PARTY will be entitled at its own cost, upon providing reasonable prior written notice of no less than four (4) weeks to the other PARTY, to conduct at the other PARTY’S premises at an agreed time during normal working hours an audit for the purposes of verifying the other PARTY’S compliance with its obligations under this Clause 30. Such audit will be conducted by a mutually agreed independent external law firm or independent accounting firm located in the country of the PARTY whose documents and accounts are to be audited. Such third party auditor will be bound by confidentiality and non-disclosure obligations no less stringent than those contained in Clause 24. The audited PARTY will provide reasonable assistance to the auditors to carry out such audit. Provided that prior to such audit the PARTIES will agree in writing the scope of the audit which will in no case include direct access to (a) servers, networks or other electronic data storage systems and/or (b) documents, data, specifications, information or records of the audited PARTY which (i) constitute CONFIDENTIAL INFORMATION, or sensitive market, commercial, financial, or technical information, (ii) are related to other customers or third parties, (iii) are not specifically generated for the CONTRACT, (iv) constitute personal data, and/or (vi) are related to specifications of network protections and details of IT policies. Each PARTY will have the right to conduct an audit in accordance with the terms of this Clause 30.5 at any time during the validity of the CONTRACT but in no case will any such audit be conducted more often than once per [***]. No individual audit under this Clause 30.5 will exceed a period of [***].

30.6    Where a PARTY terminates this CONTRACT in accordance with Clause 30.7, then the defaulting PARTY will indemnify the other PARTY against any direct losses, direct damages, and direct and reasonable costs and/or expenses incurred by the non-defaulting PARTY as a direct result of the proven breach by the defaulting PARTY of its obligations in Clauses 30.1, 30.2, or 30.3 as the case may be. To the fullest extent permitted by law, the indemnity provided in this Clause 30.6 will be subject to the limits and exclusions of liability contained in Clauses 18.1 (more particularly 18.1.3), 18.2, 18.3, 18.4, 18.5, 18.6,18.7, 18.8 and 18.10.3. Provided that the non-defaulting PARTY will be obligated to prove, (and use all reasonable measures to mitigate), any losses, damages, costs and expenses which it intends to claim from the defaulting PARTY under this indemnity. The indemnity in this Clause 30.6 will expire and become null and void [***] after expiration or termination of the CONTRACT. For the avoidance of doubt this indemnity does not apply to losses, damages, costs and expenses incurred by the non-defaulting PARTY in connection with the termination of the CONTRACT for MATERIAL BREACH, which will be recovered by the non-defaulting PARTY as provided for in Clause 21.7. This indemnity will not apply where, and to the extent, that the breach by the defaulting PARTY of its obligations in Clauses 30.1, 30.2, or 30.3 is caused by FORCE MAJEURE.

Contract Reference: [***]
Contractor Reference number: [***]

30.7    Either PARTY may in the case of proven breach by the other PARTY of its obligations in Clauses 30.1, 30.2, or 30.3 terminate this CONTRACT with immediate effect for MATERIAL BREACH by written notice to the other PARTY. In such case the non-defaulting PARTY may exercise the remedies set forth in Clause 21.7 which will, to the fullest extent permitted by law, be the sole and exclusive right and remedies available to the non-defaulting PARTY for such proven MATERIAL BREACH, and/or resulting termination of the CONTRACT.

31    SEVERABILITY

31.1    If any provision, (or part thereof), of this CONTRACT becomes illegal, invalid, or unenforceable, the illegality, invalidity or unenforceability of that provision, (or part thereof), will not invalidate or otherwise affect the remaining provisions. In the case of any such illegality, invalidity or unenforceability the affected provision, (or part thereof), will, to the fullest extent permitted by law, be replaced by a legal, valid or enforceable provision which gives effect, to the fullest extent permitted, to the original intention of the PARTIES.

32    WAIVER AND AMENDMENT

32.1    Unless expressly provided to the contrary elsewhere in this CONTRACT, any failure or delay by a PARTY to exercise or enforce any right, remedy, discretion or power available to that PARTY under this CONTRACT will not constitute, nor will it be construed as, a waiver by such PARTY of that right, remedy, discretion or power. Any waiver by a PARTY in respect of a particular non-performance, default, or breach of the other PARTY will not constitute, nor will it be construed as, a waiver in respect of any other non-performance, breach or default, nor any subsequent repetition of the same non-performance, breach or default. To be effective, any waiver must be expressly made in writing and signed by an authorized representative of the PARTY making the waiver.
32.2    Any amendment, change or modification to the CONTRACT, (including any AMENDMENT), must be in writing and signed by an authorized representative of each PARTY to be binding.

33    RIGHTS OF THIRD PARTIES

33.1    The PARTIES agree that, to the fullest extent permitted by law, except as otherwise expressly provided in this CONTRACT no person or entity who is not a PARTY to this CONTRACT will have any rights to enforce, or benefit from, any of its terms under any applicable law or third party rights legislation. No PARTY enters this CONTRACT as trustee or agent for any other person or entity and no third party will have any beneficial interest in this CONTRACT, except and to the extent expressly stated in this CONTRACT. Nothing in this Clause 33 will affect any rights or remedies available to a third party which may not be excluded under principles of mandatory law.

34    NOTICES AND BANK DETAILS

34.1    Any notices, not requiring formal legal service of process, referenced or required to be sent by a PARTY to the other PARTY in accordance with this CONTRACT must be in writing clearly identifying the communication as a notice under the CONTRACT. Where this CONTRACT requires that a specific form of notice be used, then such notice must be in the required form. To be valid, any notice given by a PARTY under or in connection with this CONTRACT must be addressed to the authorized representative of the other PARTY

Contract Reference: [***]
Contractor Reference number: [***]

nominated below and at the specified address in this Clause 34.1. The notice may be sent by either registered mail, overnight courier service or electronic mail. Any such notice will be deemed to be received (i) if sent by registered mail or overnight courier service, on the date and at the time of signature of the delivery receipt, or (ii) if sent by email, at the time of transmission. Alterations to any addresses or a change in the authorized representative below must be conveyed to and acknowledged by the other PARTY in writing before such change may be effective.

Notices to the PURCHASER:

Liberty Advanced Equipment Technologies LLC
950 17TH Street, Suite 2400
Denver, CO 80202
ATTN: [***]
Email: [***]

Notices to the CONTRACTOR:

Bergen Engines AS
Hordvikneset 125,
5108 Hordvik,
Bergen, Norway
Attention: [***]
Email: [***]

Contract Reference: [***]
Contractor Reference number: [***]

34.2    For any notices or documents which require formal legal service of process, such service will be conducted in accordance with the relevant laws applicable to such service and, to the fullest extent possible, as may be further agreed below in this Clause 34.2.

Legal notices to the PURCHASER:

Liberty Advanced Equipment Technologies LLC
950 17th Street, Suite 2400
Denver, CO 80202
Attention: [***]

Legal notices to the CONTRACTOR:

Bergen Engines AS
Hordvikneset 125, 5108
Hordvik, Bergen, Norway
Attention: [***]

(All documents must be submitted in the Norwegian language).
Form USM-94 must be submitted to the Royal Ministry of Justice and Public Security.

34.3    Bank Details of the PARTIES:

    The PURCHASER:

Liberty Advanced Equipment Technologies LLC
[***]

The CONTRACTOR:

Bergen Engines AS
[***]

35    EFFECTIVE DATE OF CONTRACT

35.1    The CONTRACT will become binding upon the PARTIES on the date on which it is signed by the duly authorized representative(s) of the last PARTY to sign. Provided that the CONTRACT will come into force and effect upon receipt by the CONTRACTOR of the first payment milestone as described in ANNEX C3. For the avoidance of doubt where a reference is made to the date of signing, date of signature or signing of this CONTRACT or similar term, such reference will mean the date upon which it was signed by the last PARTY.

Contract Reference: [***]
Contractor Reference number: [***]

35.2    Should the PURCHASER delay in paying the first payment milestone referred to in Clause 35.1 above, then Clause 9.3 will apply.

36    LAW AND LANGUAGE

36.1    The PARTIES hereby agree that the United Nations Convention on Contracts for the International Sale of Goods (CISG) will not apply to this CONTRACT.

36.2    The CONTRACT will be governed and construed in accordance with the laws of the State of Texas, USA. The prevailing language of the CONTRACT will be the English language. The language for all day-to-day communications and for all meetings will be the English language.

37    EXPORT CONTROL AND SANCTIONS COMPLIANCE

37.1    The PARTIES acknowledge that the EQUIPMENT, SERVICES, related technology or technical data supplied or received in connection with the CONTRACT may be subject to EXPORT CONTROL LAWS. The PARTIES further acknowledge that SANCTIONS may apply. Where and to the extent applicable to a PARTY, the EQUIPMENT, the SERVICES and/or to the performance of the CONTRACT, the following sub-clauses in this Clause 37 will apply.

37.2    Each PARTY will comply, to the extent required in Clause 37.1, with all EXPORT CONTROL LAWS.

37.3    The PURCHASER will not, directly or indirectly, export or transfer, re-export, or re-transfer, by any means, electronic or otherwise, any EXPORT CONTROLLED ITEM without (i) obtaining all required export authorizations, licenses, and approvals, and (ii) complying in all respects with the applicable EXPORT CONTROL LAWS and any mandatory relevant export authorizations and approvals, guidelines, notices, and/or instructions issued by the respective governmental bodies or authorities in relation to any such export or transfer, re-export or re-transfer of the EXPORT CONTROLLED ITEMS.

37.4    The CONTRACTOR, its AFFILIATES and/or SUBCONTRACTORS may be required to seek export authorizations and/or approvals from government agencies prior to supplying any EXPORT CONTROLLED ITEMS. To facilitate obtaining the relevant government authorizations and/or approvals, the PURCHASER agrees to cooperate, and undertakes to provide all requested information and documentation at least [***] before the scheduled delivery of any such EXPORT CONTROLLED ITEMS.

37.5    Delayed cooperation and/or delay or failure to provide the requested information and documentation required under Clause 37.4 on the part of the PURCHASER, or delays caused by any government agency in connection with reviewing and/or granting the export authorizations or approvals will entitle the CONTRACTOR to a reasonable and appropriate extension of time and the PROJECT TIME SCHEDULE will be modified accordingly. Should an export authorization or approval be denied or not be granted within a period of [***] from submission of the application for the relevant authorization or approval, the CONTRACTOR will be entitled to terminate the CONTRACT without liability to the PURCHASER of whatsoever nature or howsoever arising; provided that PURCHASER shall be entitled to a refund in accordance with the provisions of Section 21.6

Contract Reference: [***]
Contractor Reference number: [***]

37.6    Each PARTY acknowledges to the other PARTY that:

37.6.1    Neither the PARTY providing the acknowledgement, nor any of its subsidiaries or AFFILIATES, nor, to the knowledge of that PARTY, any director, officer, or employee of that PARTY or any of its subsidiaries or AFFILIATES, is an individual or entity who is currently on any sanctioned or denied party list, including, but not limited to, the U.S. Consolidated Screening List (“CSL”), and the EU Consolidated Sanctions List;

37.6.2    Neither the PARTY providing the acknowledgement, nor any of its subsidiaries or AFFILIATES, nor, to the knowledge of that PARTY, any director, officer, or employee of that PARTY or any of its subsidiaries or AFFILIATES, is located, organized, or resident in a country or territory that is, or whose government currently is, the subject of any SANCTIONS;

37.6.3    Neither the PARTY providing the acknowledgement, nor any of its subsidiaries or AFFILIATES, nor, to the knowledge of that PARTY, any director, officer, or employee of that PARTY or any of its subsidiaries or AFFILIATES, is a person that is directly or indirectly owned or controlled by any persons currently on any sanctioned or denied party list, or is directly or indirectly owned or controlled by any person who is located, organized, or resident in a country or territory that is, or whose government currently is, the subject of any SANCTIONS; and

37.6.4    Neither the PARTY providing the acknowledgement, nor any of its subsidiaries or AFFILIATES, nor, to the knowledge of that PARTY, any director, officer, or employee of that PARTY or any of its subsidiaries or AFFILIATES, is a person who is currently the subject of any sanctions investigation, or is directly or indirectly owned or controlled by any person who is currently the subject of any sanctions investigation.

37.7    The PURCHASER will not, directly or indirectly, deliver or otherwise make EXPORT CONTROLLED ITEMS available (i) to any subsidiary or AFFILIATE, joint venture partner or other person, or to any country or territory that is, or whose government currently is, the subject of any SANCTIONS, or (ii) in any other manner that would result in a violation of SANCTIONS.

37.8    Either PARTY may in the case of proven breach by the other PARTY of its express obligations in this Clause 37 terminate this CONTRACT with immediate effect for MATERIAL BREACH by written notice to the other PARTY. In such case the non-defaulting PARTY may exercise the remedies set forth in Clause 21.7 which will, to the fullest extent permitted by law, be the sole and exclusive right and remedies available to the non-defaulting PARTY for such proven MATERIAL BREACH and/or resulting termination of the CONTRACT.

37.9    Where a PARTY terminates this CONTRACT for MATERIAL BREACH in accordance with Clause 37.8, then the defaulting PARTY will indemnify the other PARTY against any direct losses, direct damages, and direct and reasonable costs and/or expenses incurred by the non-defaulting PARTY as a direct result of the proven breach by the defaulting PARTY of its express obligations in this Clause 37. To the fullest extent permitted by law, the indemnity provided in this Clause 37.9 will be subject to the limits and exclusions of liability contained in Clauses 18.1 (more particularly 18.1.3), 18.2, 18.3, 18.4, 18.5, 18.6,18.7, 18.8 and 18.10.3. Provided that the non-defaulting PARTY will be obligated to prove, (and use all reasonable measures to mitigate), any losses, damages, costs and expenses which it intends to claim from the defaulting PARTY under this indemnity. The indemnity in this Clause 37.9 will expire and become null and void [***] after expiration or termination of the CONTRACT. For the avoidance of doubt this indemnity does not apply to losses, damages, costs and expenses incurred by the non-defaulting PARTY in connection with the termination of the CONTRACT for MATERIAL BREACH, which will be recovered by the

Contract Reference: [***]
Contractor Reference number: [***]

non-defaulting PARTY as provided for in Clause 21.7. This indemnity will not apply where, and to the extent, that the breach by the defaulting PARTY of its express obligations in Clause 37 is caused by FORCE MAJEURE.

38    PUBLICITY & ANNOUNCEMENTS

38.1     Neither PARTY and/or its respective AFFILIATES will be entitled to announce, disclose and/or publish information in connection with the existence, nature of, value of and PARTIES to the CONTRACT and/or the scope of its supply, and/or details connected with the SITE and/or owner of the SITE, for the purposes of advertising and/or publicity, without first having obtained consent of the other PARTY.

39    AUTHORIZED REPRESENTATIVES

39.1    This CONTRACT will be signed by authorized representatives of each PARTY in accordance with any relevant requirements. The PARTIES acknowledge and agree that this CONTRACT may be signed and delivered in any number of counterparts and that each such counterpart will be deemed to be an original. Together such delivered counterparts will constitute the CONTRACT. Counterparts may be signed and delivered by the PARTIES by electronic means (including without limitation scanned copies or .pdf) and exchanged by electronic mail. An electronic signature will be deemed to be an original signature and will be binding on a PARTY as if originally signed.

Signatures appear on following page.

Contract Reference: [***]
Contractor Reference number: [***]

For and on Behalf of                For and on Behalf of
Bergen Engines AS                Liberty Advanced Equipment Technologies LLC

/s/ Jon Erik Røv             /s/ Ron Gusek

Name: Jon Erik Røv                Name: Ron Gusek
Title: Managing Director            Title: Chief Executive Officer

Place: Bergen Engines AS            Place: Denver, CO

Date: 5/1/2026                    Date: 5/1/2026

/s/ Elisabeth T. Stranden

Name:
Elisabeth T. Stranden

Title: Head of Human Resources

Place: Bergen Engines AS

Date: 5/1/2026

Contract Reference: [***]
Contractor Reference number: [***]

ANNEX C3 Payment Schedule

Payment (% of CONTRACT PRICE)	Milestone Description	Remark
[***]	Signing of LOI.	[***]
[***]	Signing of CONTRACT. Payment by bank transfer.
[***]	[***] days from date of signing the CONTRACT. Payment by bank transfer.
[***]	Upon CONTRACTOR having confirmed readiness to DISPATCH all the engines for BATCH 1 (in the form provided in Annex A4). Payment by bank transfer within [***] days of the date of the invoice.	This payment to be unconditionally credited to CONTRACTOR’S bank account prior to shipment of the engines.
[***]	Upon CONTRACTOR having confirmed readiness to DISPATCH all the engines for BATCH 2 (in the form provided in Annex A4). Payment by bank transfer within [***] days of the date of the invoice.	This payment to be unconditionally credited to CONTRACTOR’S bank account prior to shipment of the engines.
[***]	Upon CONTRACTOR having confirmed readiness to DISPATCH all the engines for BATCH 3 (in the form provided in Annex A4). Payment by bank transfer within [***] days of the date of the invoice.	This payment to be unconditionally credited to CONTRACTOR’S bank account prior to shipment of the engines.
[***]	Upon CONTRACTOR having confirmed readiness to DISPATCH all the engines for BATCH 4 (in the form provided in Annex A4). Payment by bank transfer within [***] days of the date of the invoice.	This payment to be unconditionally credited to CONTRACTOR’S bank account prior to shipment of the engines.
[***]	DELIVERY of BATCH 1 GENSETS Payment by bank transfer
[***]	DELIVERY of BATCH 2 GENSETS Payment by bank transfer
[***]	DELIVERY of BATCH 3 GENSETS Payment by bank transfer
[***]	DELIVERY of BATCH 4 GENSETS Payment by bank transfer

Contract Reference: [***]
Contractor Reference number: [***]

[***]
TAKE OVER of BATCH 1 and associated BALANCE OF PLANT, or [***] months after CONTRACTOR having confirmed readiness to DISPATCH the last engine for BATCH 1, whichever is the earlier.

Payment by bank transfer .

[***]
TAKE OVER of BATCH 2 and associated BALANCE OF PLANT, or [***] months after CONTRACTOR having confirmed readiness to DISPATCH the last engine for BATCH 2, whichever is the earlier.

Payment by bank transfer .

[***]
TAKE OVER of BATCH 3 and associated BALANCE OF PLANT, or [***] months after CONTRACTOR having confirmed readiness to DISPATCH the last engine for BATCH 3, whichever is the earlier.

Payment by bank transfer .

[***]
TAKE OVER of BATCH 4 and associated BALANCE OF PLANT, or [***] months after CONTRACTOR having confirmed readiness to DISPATCH the last engine for BATCH 4, whichever is the earlier.

Payment by bank transfer .

Note 1: PURCHASER to provide by way of payment security a Parent Company Guarantee in accordance with Clause 15.5 of the CONTRACT.

Note 2: Refer to ANNEX C1 for description of BATCH 1 to BATCH 4 inclusive.

Contract Reference: [***]
Contractor Reference number: [***]

ANNEX D1 Parent Company Guarantee

GUARANTY
This GUARANTY (this “Guaranty”), dated as of________________________, 2026, is made by Liberty Energy Inc., a Delaware corporation with a business address located at 950 17th Street, Suite 2400, Denver, Colorado 80202 (“Guarantor”), in favor and for the benefit of Bergen Engines AS with a business address located at Hordvikneset 125, 5108 Hordvik, Bergen, Norway (“Beneficiary”).
Reference is made to the Supply Contract dated as of ___________________________, 2026, by and between Liberty Advanced Equipment Technologies LLC (“Obligor”) and Beneficiary (the “Underlying Agreement”). In consideration of the benefits derived by Guarantor from the transactions under the Underlying Agreement, and in order to induce Beneficiary to enter into the Underlying Agreement, Guarantor hereby agrees as follows:
1. Guaranty. For a period commencing no later than [***] before the date set for the final scheduled DISPATCH of EQUIPMENT and remaining valid for at least [***] after the planned TAKE OVER date set forth in ANNEX C1 or [***] after the date the CONTRACTOR declares the last GENERATOR SETS ready for DISPATCH, whichever is later (the “Term”), Guarantor absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment of [***] present and future monetary obligations required to be paid by Obligor under the Underlying Agreement, plus all costs, expenses and fees (including the reasonable and documented fees and expenses of Beneficiary’s counsel) relating to the enforcement of Beneficiary’s rights hereunder (collectively, the “Obligations”).
Notwithstanding the foregoing, the total liability of Guarantor under this Guaranty shall be limited to an aggregate amount of [***], plus the foregoing interest, expenses and costs of enforcing this Guaranty.
2. Certain Waivers; Acknowledgments. Guarantor further acknowledges and agrees as follows:
(a) Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Obligations arising during the Term, until the complete, irrevocable and indefeasible payment and satisfaction in full of the Obligations.
(b) This Guaranty is a guaranty of payment and not of collection. Beneficiary shall not be obligated to enforce or exhaust its remedies against Obligor or under the Underlying Agreement before proceeding to enforce this Guaranty. Payment of this guaranty will be paid on first demand within [***] days from receipt of notification.
(c) Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Beneficiary protect, secure, perfect or insure any lien or any property subject thereto.
(d) Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time all or part of any payment of any Obligation is voided, rescinded or

Contract Reference: [***]
Contractor Reference number: [***]

recovered or must otherwise be returned by Beneficiary upon the insolvency, bankruptcy or reorganization of Obligor.
3. Subrogation. Guarantor waives and shall not exercise any rights that it may acquire by way of subrogation, contribution, reimbursement or indemnification for payments made under this Guaranty until all Obligations shall have been indefeasibly paid and discharged in full.
4. Representations and Warranties. To induce Beneficiary to enter into the Underlying Agreement, Guarantor represents and warrants that: (a) Guarantor is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization; (b) this Guaranty constitutes Guarantor’s valid and legally binding agreement in accordance with its terms; (c) the execution, delivery and performance of this Guaranty have been duly authorized by all necessary action and will not violate any order, judgment or decree to which Guarantor or any of its assets may be subject; and (d) Guarantor is currently solvent and will not be rendered insolvent by providing this Guaranty.
5. Notices. All notices, requests, consents, demands and other communications hereunder (each, a “Notice”) shall be in writing and delivered to the parties at the addresses set forth herein or to such other address as may be designated by the receiving party in a Notice given in accordance with this section. All Notices shall be delivered by personal delivery, nationally recognized overnight courier, or certified or registered mail (return receipt requested, postage prepaid) to Liberty Energy Inc., 950 17th Street, Suite 2400, Denver, Colorado 80202 if to the Guarantor and to Bergen Engines AS, Hordvikneset 125, 5108 Hordvik, Bergen, Norway if to the Beneficiary. Initial notification can be made by email providing it is subsequently supported by a written Notice as described. Except as otherwise provided in this Guaranty, a Notice is effective only (a) with written confirmation of delivery or transmission; (b) upon receipt of the receiving party; and (c) if the party giving the Notice has complied with the requirements of this section.
6. Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Guarantor may not, without the prior written consent of Beneficiary, assign any of its rights, powers or obligations hereunder. Any attempted assignment in violation of this section shall be null and void.
7. Governing Law; Service of Process. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ANY CHOICE OF LAW DOCTRINE. EACH PARTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5 HEREOF AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.
8. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OBLIGATIONS HEREUNDER.
9. Cumulative Rights. Each right, remedy and power hereby granted to Beneficiary or allowed it by applicable law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Beneficiary at any time or from time to time.
10. Severability. If any provision of this Guaranty is to any extent determined by final decision of a court of competent jurisdiction to be unenforceable, the remainder of this Guaranty shall not be affected thereby, and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

Contract Reference: [***]
Contractor Reference number: [***]

11. Entire Agreement; Amendments; Headings; Effectiveness. This Guaranty constitutes the sole and entire agreement of Guarantor and Beneficiary with respect to the subject matter hereof and supersedes all previous agreements or understandings, oral or written, with respect to such subject matter. No amendment or waiver of any provision of this Guaranty shall be valid and binding unless it is in writing and signed, in the case of an amendment, by both parties, or in the case of a waiver, by the party against which the waiver is to be effective. Section headings are for convenience of reference only and shall not define, modify, expand or limit any of the terms of this Guaranty. Delivery of this Guaranty by electronic format shall be effective as delivery of a manually executed original of this Guaranty.
[Signature page follows]
Guarantor has executed this Guaranty as of the day and year first above written.
GUARANTOR:
LIBERTY ENERGY INC.
By:
Name:
Title: